                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                CASE NO. 01-53291

                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: May-02             PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1

                                                                      END OF CURRENT        END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH               MONTH                FILING(1)
                                                                           -----               -----                ---------
    a.  Current Assets                                                 $180,888,146          $181,703,622
                                                                      --------------      ---------------
    b.  Total Assets                                                   $355,526,165          $355,869,450           $922,513,084
                                                                      --------------      ---------------       ----------------
    c.  Current Liabilities                                              $2,514,589            $2,905,507
                                                                      --------------      ---------------
    d.  Total Liabilities                                              $375,801,611          $375,584,117           $340,671,459
                                                                      --------------      ---------------       ----------------
                                                                                                                   CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                      -------------         -----------           --------------
    a.  Total Receipts                                                     $420,587              $254,002            $17,723,695
                                                                      --------------      ---------------       ----------------
    b.  Total Disbursements                                              $1,152,076              $766,692            $32,029,549
                                                                      --------------      ---------------       ----------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($731,489)            ($512,690)          ($14,305,854)
                                                                      --------------      ---------------       ----------------
    d.  Cash Balance Beginning of Month                                $173,756,631          $174,269,321           $187,330,996
                                                                      --------------      ---------------       ----------------
    e.  Cash Balance End of Month (c + d)                              $173,025,142          $173,756,631           $173,025,142
                                                                      --------------      ---------------       ----------------
                                                                                                                   CUMULATIVE
                                                                      CURRENT MONTH            PRIOR MONTH        (CASE TO DATE)
                                                                      -------------            -----------        --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($554,568)             ($708,132)        ($571,215,957)
                                                                      --------------      ----------------      ----------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $5,238,188             $5,241,726
                                                                      --------------      ----------------
6.  POST-PETITION LIABILITIES                                            $2,514,589             $2,905,507
                                                                      --------------      ----------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                 $597,876               $600,248
                                                                      --------------      ----------------

AT THE END OF THIS REPORTING MONTH:                                                               YES            NO
                                                                                                  ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                          X
    course to secured creditors or lessors? (if yes, attach listing including date of            -----         -----
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of      X
    payment, amount of payment and name of payee)                                                -----         -----

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                 X
                                                                                                 -----         -----
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                        X
    attach listing including date of payment, amount and reason for payment, and name of payee)  -----         -----

12. Is the estate insured for replacement cost of assets and for general liability?               X
                                                                                                 -----         -----
13. Are a plan and disclosure statement on file?                                                  X(2)
                                                                                                 -----         -----
14. Was there any post-petition borrowing during this reporting period?                                          X
                                                                                                 -----         -----
15. Check if paid: Post-petition taxes (3);  U.S. Trustee Quarterly Fees x; Check if filing is current for: Post-petition tax reporting and tax returns: x.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
      (1) AS MAINTAINED ON THE DEBTOR'S BOOKS.
      (2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.
      (3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

                                      /s/ EUGENE A. REILLY
Date: 06/19/02                        ------------------------------------------
     --------------                   Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                        DATE OF PAYMENT   AMOUNT PAID
Akin, Gump, Strauss, Hauer & Feld                5/1/2002      $  7,586.36
Nightingale & Assoc., LLC                        5/3/2002      $ 72,666.10
Ernst & Young                                    5/3/2002      $ 70,000.00
Murphy Sheneman Julian & Rogers                  5/3/2002      $162,357.71
Pachulski, Stang, Ziehl, Young & Jones           5/3/2002      $ 53,221.42
Gibson, Dunn & Crutcher                          5/3/2002      $ 30,155.46
Cooley Godward LLP                               5/3/2002      $ 45,792.01
PriceWaterhouseCoopers                           5/3/2002      $135,294.02
Nightingale & Assoc., LLC                       5/10/2002      $ 81,720.39
Ernst & Young                                   5/20/2002      $ 70,000.00
Murphy Sheneman Julian & Rogers                 5/20/2002      $162,162.57
                                                               -----------
                                                               $890,956.04
                                                               ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month Ended 05/31/02

           CURRENT MONTH
--------------------------------------
                                                                                                    CUMULATIVE         NEXT MONTH
  ACTUAL      FORECAST (1)    VARIANCE                                                            (CASE TO DATE)      FORECAST (2)
  ------      ------------    --------                                                            --------------      ------------
                                             REVENUES:
       $0         n/a            n/a       1   Gross Sales                                           $1,944,095           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a       2   less: Sales Returns & Allowances                                           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a       3   Net Sales                                             $1,944,095           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a       4   less: Cost of Goods Sold  (Schedule 'B')             $13,523,137           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a           Gross Profit                                        ($11,579,042)          n/a
----------     ---------      --------                                                            --------------      -------------
 $238,328         n/a            n/a       6   Interest                                              $4,092,537           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a       7   Other Income:  Proceeds from sale of                  $1,779,385           n/a
----------     ---------      --------                        --------------------------------    --------------      -------------
                                           8         common stock in Packeteer, Inc.
----------     ---------      --------       -------------------------------------------------    --------------      -------------
                                           9
----------     ---------      --------       -------------------------------------------------    --------------      -------------
 $238,328         n/a            n/a      10       TOTAL REVENUES                                   ($5,707,120)          n/a
----------     ---------      --------                                                            --------------      -------------
                                             EXPENSES:
       $0         n/a            n/a      11   Compensation to Owner(s)/Officer(s)                     $339,114           n/a
----------     ---------      --------                                                            --------------      -------------
 $125,444         n/a            n/a      12   Salaries (4)                                          $3,579,671           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      13   Commissions                                              $16,225           n/a
----------     ---------      --------                                                            --------------      -------------
   $7,659         n/a            n/a      14   Contract Labor                                          $676,170           n/a
----------     ---------      --------                                                            --------------      -------------
                                               Rent/Lease:
       $0         n/a            n/a      15       Personal Property                                    $63,284           n/a
----------     ---------      --------                                                            --------------      -------------
  $13,062         n/a            n/a      16       Real Property                                     $4,245,142           n/a
----------     ---------      --------                                                            --------------      -------------
  $80,473         n/a            n/a      17   Insurance                                               $968,371           n/a
----------     ---------      --------                                                            --------------      -------------
                                          18   Management Fees
----------     ---------      --------                                                            --------------      -------------
     $859         n/a            n/a      19   Depreciation                                         $32,788,223           n/a
----------     ---------      --------                                                            --------------      -------------
                                               Taxes:
                                          20       Employer Payroll Taxes
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      21       Real Property Taxes                                  $16,822           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      22       Other Taxes                                         $280,309           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      23   Other Selling                                           $359,386           n/a
----------     ---------      --------                                                            --------------      -------------
  $37,441         n/a            n/a      24   Other Administrative                                  $2,174,490           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      25   Interest Expense                                      $1,726,246           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      26   Other Expenses:  Bonus                                $1,499,172           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      27                    Overtime                                $29,404           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      28                    Fringe benefit                         $896,383           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      29                    Severance                              $912,712           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      30                    Repair & Maintenance                 $1,146,626           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      31                    Travel                                 $134,280           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      32                    Telephone                              $404,055           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      33                    IS & Facility Allocation            ($1,483,937)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      34                    Cleaning Services                       $91,697           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
 $264,938         n/a            n/a      35       TOTAL EXPENSES                                   $50,863,845           n/a
----------     ---------      --------                                                            --------------      -------------
 ($26,610)        n/a            n/a      36 SUBTOTAL                                              ($56,570,965)          n/a
----------     ---------      --------                                                            --------------      -------------
                                             REORGANIZATION ITEMS:
($525,357)        n/a            n/a      37   Professional Fees                                    ($9,215,625)          n/a
----------     ---------      --------                                                            --------------      -------------
                  n/a            n/a      38   Provisions for Rejected Executory Contracts                                n/a
----------     ---------      --------                                                            --------------      -------------
                  n/a            n/a      39   Interest Earned on Accumulated Cash from                                   n/a
----------     ---------      --------                                                            --------------      -------------
                                               Resulting Chp 11 Case
  ($2,101)        n/a            n/a      40   Gain or (Loss) from Sale of Equipment              ($491,930,622)          n/a
----------     ---------      --------                                                            --------------      -------------
    ($500)        n/a            n/a      41   U.S. Trustee Quarterly Fees                             ($31,000)          n/a
----------     ---------      --------                                                            --------------      -------------
                  n/a            n/a      42   Writeoff of Pre-Petition Fringe Benefit Accrual       $1,108,719           n/a
----------     ---------      --------                                                            --------------      -------------
       $0         n/a            n/a      43   Writeoff of Pre-Petition Accrued Bonus                $4,909,952           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      44   Writeoff of Debt & Warrant Offering Cost             ($7,255,999)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      45   Writeoff of Deferred Cost of Sales                   ($2,961,114)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      46   Writeoff of Investment in Subsidiaries               ($5,185,973)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      47   Writeoff Prepaid Expenses                            ($2,064,761)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      48   Settlement Charges                                   ($1,457,923)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      49   Expenses for pre-petition liabilities (3)              ($750,000)          n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
       $0         n/a            n/a      50   Refund on collocation site                              $189,354           n/a
----------     ---------      --------       -------------------------------------------------    --------------      -------------
($527,958)        n/a            n/a      51        TOTAL REORGANIZATION ITEMS                    ($514,644,992)          n/a
----------     ---------      --------                                                            --------------      -------------
($554,568)        n/a            n/a      52  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES      ($571,215,957)          n/a
----------     ---------      --------                                                            --------------      -------------
                  n/a            n/a      53   Federal & State Income Taxes                                  $0           n/a
----------     ---------      --------                                                            --------------      -------------
($554,568)        n/a            n/a      54 NET PROFIT (LOSS)                                    ($571,215,957)          n/a
==========     =========      ========                                                            ==============      =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:
(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.
(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.
(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.
(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/31/02

  ASSETS
                                                                      FROM SCHEDULES                 BOOK VALUE
                                                                      --------------                 ----------
    CURRENT ASSETS

 1   Cash, cash equivalents and short term investment - unrestricted                                 $126,591,626
                                                                                                     ------------
 2   Cash, cash equivalents and short term investment - restricted                                    $46,433,516
                                                                                                     ------------
 3   Accounts receivable (net)                                              A                          $5,238,188
                                                                                                     ------------
 4   Inventory (2)                                                          B                                  $0
                                                                                                     ------------
 5   Prepaid expenses                                                                                  $1,272,292
                                                                                                     ------------
 6   Professional retainers                                                                               $99,278
                                                                                                     ------------
 7   Other: Deferred Cost of Sales (3)                                                                         $0
            ------------------------------------------------------                                   ------------
 8          Deposits                                                                                   $1,251,847
            ------------------------------------------------------                                   ------------
 9          Other receivable                                                                                   $0
            ------------------------------------------------------                                   ------------
10          Others                                                                                         $1,400
     -------------------------------------------------------------                                   ------------
11   TOTAL CURRENT ASSETS                                                                            $180,888,146
                                                                                                     ------------
    PROPERTY AND EQUIPMENT (BOOK VALUE) (2)

12   Real property                                                          C                                  $0
                                                                                                     ------------
13   Machinery and equipment                                                D                              $8,652
                                                                                                     ------------
14   Furniture and fixtures                                                 D                                  $0
                                                                                                     ------------
15   Network equipment                                                      D                                  $0
                                                                                                     ------------
16   Leasehold improvements                                                 D                                  $0
                                                                                                     ------------
17   Vehicles                                                               D                                  $0
                                                                                                     ------------
18   Other:                                                                 D
           -------------------------------------------------------                                   ------------
19                                                                          D
     -------------------------------------------------------------                                   ------------

20         TOTAL PROPERTY AND EQUIPMENT                                                                    $8,652
                                                                                                     ------------
    OTHER ASSETS

21   Network Equipment & Inventory (2)                                                                         $0
                                                                                                     ------------
22   Deferred Cost of Sales-Long term (3)                                                                      $0
                                                                                                     ------------
23   Long Term Deposits                                                                                  $642,064
                                                                                                     ------------
24   Investment in subsidiaries (3)                                                                            $0
     -------------------------------------------------------------                                   ------------
25   WCS Spectrum                                                                                      $1,231,893
     -------------------------------------------------------------                                   ------------
26   Debt & Warrant Offering-2000 (3)                                                                          $0
     -------------------------------------------------------------                                   ------------
27   Intercompany receivables-Metricom DC, LLC  (1)                                                  $172,755,411
     -------------------------------------------------------------                                   ------------
28         TOTAL OTHER ASSETS                                                                        $174,629,368
                                                                                                     ------------
29         TOTAL ASSETS                                                                              $355,526,165
                                                                                                     ============

  NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
        (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.
        (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the books on 12/31/01.

        ----------------------------------------------------------------------
        The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
        ----------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

  LIABILITIES FROM SCHEDULES

    POST-PETITION

      CURRENT LIABILITIES
30      Salaries and wages                                                                                     $0
                                                                                                     -------------
31      Payroll taxes                                                                                          $0
                                                                                                     -------------
32      Real and personal property taxes                                                                       $0
                                                                                                     -------------
33      Bonus                                                                                                  $0
                                                                                                     -------------
34      Vacation                                                                                               $0
                                                                                                     -------------
35      Sales and use tax payable                                                                         $12,243
                                                                                                     -------------
36      Accounts payable (trade)                                            A                          $1,245,647
                                                                                                     -------------
37      Franchise Tax Payable                                                                              $8,035
                                                                                                     -------------
38      Fringe Benefits Applied                                                                           $76,163
                                                                                                     -------------
39      Accrued professional fees                                                                      $1,184,500
                                                                                                     -------------
40      Current portion of long-term post-petition debt (due within 12 months)
                                                                                                     -------------
41      Other:                 Others                                                                    ($12,000)
                               -----------------------------                                         -------------
42
        ----------------------------------------------------                                         -------------
43
        ----------------------------------------------------                                         -------------
44      TOTAL CURRENT LIABILITIES                                                                      $2,514,589
                                                                                                     -------------
45    LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                     $0
                                                                                                     -------------
46      TOTAL POST-PETITION LIABILITIES                                                                $2,514,589
                                                                                                     -------------
    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47      Secured claims                                                      F                          $3,470,874
                                                                                                     -------------
48      Priority unsecured claims                                           F                          $3,638,869
                                                                                                     -------------
49      General unsecured claims                                            F                        $366,177,280
                                                                                                     -------------
50      TOTAL PRE-PETITION LIABILITIES                                                               $373,287,022
                                                                                                     -------------
51      TOTAL LIABILITIES                                                                            $375,801,611
                                                                                                     -------------
    EQUITY (DEFICIT)

52    Retained Earnings/(Deficit) at time of filing  (1)                                             ($885,004,240)
                                                                                                     -------------
53    Capital Stock                                                                                        $30,920
                                                                                                     -------------
54    Additional paid-in capital                                                                      $790,757,686
                                                                                                     -------------
55    Warrants to purchase Common Stock                                                                 $6,328,173
                                                                                                     -------------
56    Accum other comprehensive income                                                                    $150,069
                                                                                                     -------------
57    Cumulative profit/(loss) since filing of case                                                  ($571,215,957)
                                                                                                     -------------
      Preferred Stock                                                                                 $638,677,904
                                                                                                     -------------
58    Equity adjustment for pre-petition liabilities due to Chapter 11 filing (2)                               $0
                                                                                                     -------------
59      TOTAL EQUITY (DEFICIT)                                                                        ($20,275,446)
                                                                                                     -------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                            $355,526,165
                                                                                                     =============

    NOTE:
           (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
           (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                          ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE         PAST DUE
RECEIVABLES AND PAYABLES AGINGS                         [PRE AND POST PETITION]   [POST PETITION]     POST PETITION DEBT
                                                        ----------------------    ----------------    ------------------
RECEIVABLES AND PAYABLES AGINGS
  0 -30 Days                                                                $0           $647,771
                                                        -----------------------   ----------------
  31-60 Days                                                                $0           $157,145
                                                        -----------------------   ----------------
  61-90 Days                                                                $0            $36,612               $597,876(1)
                                                        -----------------------   ----------------    ------------------
  91+ Days                                                          $7,089,838           $404,120
                                                        -----------------------   ----------------
  Total accounts receivable/payable                                 $7,089,838         $1,245,647
                                                        -----------------------   ================
  Allowance for doubtful accounts                                   $1,851,651
                                                        -----------------------
  Accounts receivable (net)                                         $5,238,188
                                                        =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                    COST OF GOODS SOLD
----------------------------------                    ------------------                              -----------------
                             INVENTORY(IES)
                              BALANCE AT
                             END OF MONTH
                             ------------
                                                     INVENTORY BEGINNING OF MONTH                                   $0
                                                     Add -
  Retail/Restaurants -                                 Net purchase
                                                                                                      -----------------
    Product for resale                                 Direct labor
                             -------------                                                            -----------------
                                                       Manufacturing overhead
                                                                                                      -----------------
  Distribution -                                       Freight in
                                                                                                      -----------------
    Products for resale                                Other:                                                       $0
                             -------------                                                            -----------------
                                                                                                                    $0
                                                     ----------------------------------------------   -----------------
  Manufacturer -                                                                                                    $0
                                                     ----------------------------------------------   -----------------
    Raw Materials                      $0
                             -------------
    Work-in-progress                   $0            Less -
                             -------------
    Finished goods                     $0              Inventory End of Month                                       $0
                             -------------                                                            -----------------
                                                       Shrinkage
                                                                                                      -----------------
  Other - Explain                                      Inventory sold and write off
                             -------------                                                            -----------------

  ---------------------------
                                                     Cost of Goods Sold                                             $0
  ---------------------------                                                                         =================
      TOTAL                            $0
                             =============

  METHOD OF INVENTORY CONTROL                        INVENTORY VALUATION METHODS
  Do you have a functioning perpetual                Indicate by a checkmark method of inventory used.
  inventory system?
        Yes            No
            -----          -----
  How often do you take a complete                   Valuation methods -
  physical inventory?
                                                       FIFO cost
                                                                                ------
    Weekly                                             LIFO cost
                   ---------------                                              ------
    Monthly                                            Lower of cost or market
                   ---------------                                              ------
    Quarterly                                          Retail method
                   ---------------                                              ------
    Semi-annually                                      Other
                   ---------------                                              ------
    Annually                                           Explain
                   ---------------

Date of last physical inventory was Not Applicable
                                    --------------   ------------------------------------------------------------------

                                                     ------------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    ---------------  ------------------------------------------------------------------

NOTE:
  (1) Represents the 20% holdback of approved professional fees and $404,120 of professional fee invoice from Houlihan Lokey.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                     COST             MARKET VALUE
                                                                ----             ------------
  None                                                                $0                  $0
  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------
  Total                                                               $0                  $0
                                                             ============        ============

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                     COST              BOOK VALUE
                                                                ----              ----------
Machinery & Equipment -
  ----------------------------------------
  Computer Hardware                                              $34,404             $34,404
  ----------------------------------------                   ------------        ------------
     Accumulated Depreciation                                   ($25,753)           ($25,753)
  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------
  Total                                                           $8,652              $8,652
                                                             ============        ============
Furniture & Fixtures -

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------
  Total                                                               $0                  $0
                                                             ============        ============
Network  Equipment -

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------
  Total                                                               $0                  $0
                                                             ============        ============
Leasehold Improvements -

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------
  Total                                                               $0                  $0
                                                             ============        ============
Vehicles -

  ----------------------------------------                   ------------        ------------

  ----------------------------------------                   ------------        ------------
  Total                                                               $0                  $0
                                                             ============        ============

NOTE:
    (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE (1)                    0-30 DAYS      31-60 DAYS     61-90 DAYS     91+ DAYS           TOTAL
                                     ---------      ----------     ----------     --------           -----
Federal
   Income Tax Withholding                  $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   FICA - Employee                         $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   FICA - Employer                         $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Unemployment (FUTA)                     $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Income                                  $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Other (Attach List)                     $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
TOTAL FEDERAL TAXES                        $0              $0           $0            $0               $0
                                  ------------   -------------  -------------  -----------      -----------
STATE AND LOCAL
   Income Tax Withholding                                                                              $0
                                  ------------   -------------  -------------  -----------      -----------
   Unemployment (UT)                       $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Disability Insurance (DI)               $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Empl. Training Tax (ETT)                $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Sales and Use Tax                       $0                                    $12,243          $12,243
                                  ------------   -------------  -------------  -----------      -----------
   Excise                                  $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Real property (2)                       $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Personal property (2)                   $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Income                                  $0                                                          $0
                                  ------------   -------------  -------------  -----------      -----------
   Other (Franchise Tax)                   $0              $0           $0        $8,035           $8,035
                                  ------------   -------------  -------------  -----------      -----------
TOTAL STATE & LOCAL TAXES                  $0              $0           $0       $20,278          $20,278
                                  ------------   -------------  -------------  -----------      -----------
TOTAL TAXES                                $0              $0           $0       $20,278          $20,278
                                  ============   =============  =============  ===========      ===========

(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.
(2) IN PRIOR MONTHLY OPERATING REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES, WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES





                                                   CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -       AMOUNT (2)     AMOUNT (3)
-------------------------------------------       ----------     ----------
   Secured claims (1)                              $3,470,874     $3,470,874
                                                 -------------  -------------
   Priority claims other than taxes                    $4,650       $364,522
                                                 -------------  -------------
   Priority tax claims                             $1,979,948     $3,274,347
                                                 -------------  -------------
   General unsecured claims                      $961,883,175   $366,177,280
                                                 -------------  -------------

   (1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).

   (2) The above amount represents the total claimed amount originally filed. As of 5/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent Monthly Operating Reports.

   (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 5/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 5/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1       ACCOUNT 2      ACCOUNT 3      ACCOUNT 4
                                                ---------       ---------      ---------      ---------
Bank                                          Please refer to attached statement.
                                              -------------   -------------  -------------  -------------
Account Type
                                              -------------   -------------  -------------  -------------
Account No.
                                              -------------   -------------  -------------  -------------
Account Purpose
                                              -------------   -------------  -------------  -------------
Balance, End of Month
                                              -------------   -------------  -------------  -------------
Total Funds on Hand for all Accounts          $173,025,142
                                              -------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                    ACCOUNT NO.                        ACCOUNT TYPE

BANKS
Wells Fargo General Account                         4487-098311                      General Banking
Wells Fargo Controlled Disbursement Account         4759-600877                      General Banking
Wells Fargo Southeast PC Account                    4375-685799                      General Banking
Wells Fargo Northeast Account                       4375-685815                      General Banking
Wells Fargo Western Region Account                  4375-685823                      General Banking
Wells Fargo Northern Central Account                4375-686193                      General Banking
Wells Fargo Ricochet Account                        4487-098485                      General Banking
Wells Fargo Metricom Account                        4496-812934                      General Banking
Wells Fargo Flex Benefits Account                   4761-067420                      General Banking
Wells Fargo Medical Benefits Account                4761-067438                      General Banking
Wells Fargo LLC Account                             4487-099655                      General Banking
Union Bank of California                            6450-135869                      General Banking
Union Bank of California - Payroll                  6450-136792                      General Banking
Union Bank of California - General                   2180043112                      CHPT. 11 Banking
Union Bank of California - General                   2180043244                      CHPT. 11 Banking
Union Bank of California - Payroll                   2180043252                      CHPT. 11 Banking
Union Bank of California - Tax                       2180043260                      CHPT. 11 Banking
Union Bank of California - Medical                   2180043279                      CHPT. 11 Banking
Union Bank of California - Flex Benefits             2180043287                      CHPT. 11 Banking
Union Bank of California - Escrow                    2180043740                      CHPT. 11 Banking
Union Bank of California - General Pre-petition      2180043147                      General Banking
Union Bank of California - Payroll Pre-petition      2180043155                      General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                881-881235108                    Money Market Funds
Fidelity Institutional                            0059-00493084842                  Money Market Funds
JP Morgan Institutional                               5012931                       Money Market Funds
Dreyfus Institutional                              288-0981002876                   Money Market Funds

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                               000MB2890-1     Investments in CP, Money Market Funds, Treasuries
Morgan Stanley & Co.                                 14-78C44-1     Investments in CP, Money Market Funds, Treasuries
Salomon Smith Barney                                449-0H399-19    Investments in CP, Money Market Funds, Treasuries
Lehman Brothers                                     833-79266-15    Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt                                 138816       Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt Pledged                        2215431       Investments in CP, Money Market Funds, Treasuries

LT INVESTMENTS
Bank One                                             204821-000                    Government T-Strips
State Street Bank                                    127415-010                    Money Market account

EQUITY INVESTMENTS
Lehman Brothers                                     833-41241-15             Equity stake in Packeteer, Inc.

Petty Cash on hand


                                                                                                    5/31/2002     5/31/2002
                                                                 ACCOUNT PURPOSE                  BANK BALANCE  BOOK BALANCE

BANKS
Wells Fargo General Account                                      General Banking                            $0            $0
Wells Fargo Controlled Disbursement Account                      General Banking                            $0            $0
Wells Fargo Southeast PC Account                                 General Banking                            $0            $0
Wells Fargo Northeast Account                                    General Banking                            $0            $0
Wells Fargo Western Region Account                               General Banking                            $0            $0
Wells Fargo Northern Central Account                             General Banking                            $0            $0
Wells Fargo Ricochet Account                                     General Banking                            $0            $0
Wells Fargo Metricom Account                                     General Banking                            $0            $0
Wells Fargo Flex Benefits Account                                General Banking                            $0            $0
Wells Fargo Medical Benefits Account                             General Banking                            $0            $0
Wells Fargo LLC Account                                          General Banking                            $0            $0
Union Bank of California                                         General Banking                            $0            $0
Union Bank of California - Payroll                               General Banking                            $0            $0
Union Bank of California - General                               General Banking                            $0            $0
Union Bank of California - General                               General Banking                      $166,907       $15,822
Union Bank of California - Payroll                               General Banking                        $5,835        $5,835
Union Bank of California - Tax                                   General Banking                            $0            $0
Union Bank of California - Medical                               General Banking                            $0            $0
Union Bank of California - Flex Benefits                         General Banking                          $584          $584
Union Bank of California - Escrow                                General Banking                          $100          $100
Union Bank of California - General Pre-petition                  General Banking                            $0            $0
Union Bank of California - Payroll Pre-petition                  General Banking                            $0            $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                    Account invests in A1/P1 funds only         $52,342,691   $52,342,691
Fidelity Institutional                                 Account invests in A1/P1 funds only         $33,267,568   $33,267,568
JP Morgan Institutional                                Account invests in A1/P1 funds only                  $0            $0
Dreyfus Institutional                                  Account invests in A1/P1 funds only                  $0            $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                  Account invests in A1/P1 funds only          $5,496,914    $5,496,914
Morgan Stanley & Co.                                   Account invests in A1/P1 funds only         $39,450,708   $39,450,708
Salomon Smith Barney                                   Account invests in A1/P1 funds only                  $0            $0
Lehman Brothers                                        Account invests in A1/P1 funds only          $1,217,355    $1,217,355
Wells Fargo Asset Mgmt                                 Account invests in A1/P1 funds only            $151,272      $151,272
Wells Fargo Asset Mgmt Pledged                            Account holds collateral for              $1,468,975    $1,468,975
                                                         outstanding Letters of Credit

LT INVESTMENTS
Bank One                                               Restricted Bonds for Coupon payments        $39,178,697   $39,178,697
State Street Bank                                        Escrow account for Tim Dreisbach             $288,930      $288,930

EQUITY INVESTMENTS
Lehman Brothers                                           Own 20,700 stake in PKTR at a               $138,690      $138,690
                                                             purchase price of $0.25

Petty Cash on hand                                                                                      $1,000        $1,000

                                                                                                 ----------------------------
                                                                                                  $173,176,227  $173,025,142
                                                                                                 ============================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02

                                                                                              Actual                Cumulative
                                                                                           Current Month          (Case to Date)
                                                                                           -------------          --------------
  CASH RECEIPTS
1    Rent/Leases Collected
                                                                                         ------------------       ---------------
2    Cash Received from Sales                                                                      $14,039              $823,386
                                                                                         ------------------       ---------------
3    Interest Received                                                                            $211,400            $3,207,914
                                                                                         ------------------       ---------------
4    Borrowings
                                                                                         ------------------       ---------------
5    Funds from Shareholders, Partners, or Other Insiders
                                                                                         ------------------       ---------------
6    Capital Contributions
                                                                                         ------------------       ---------------
7       Legal Settlement                                                                                                  $9,000
     ---------------------------------------------------------------------               ------------------       ---------------
        Proceeds from sale of common stock in Packeteer, Inc.                                                         $1,810,635
     ---------------------------------------------------------------------               ------------------       ---------------
9       Interest Accrued on Government Strip                                                       $26,904              $913,643
     ---------------------------------------------------------------------               ------------------       ---------------
10      Unrealized gain on short term investment                                                                        $124,307
     ---------------------------------------------------------------------               ------------------       ---------------
11      Proceeds from sale of fixed assets/Inventory                                                  $500            $9,575,568
     ---------------------------------------------------------------------               ------------------       ---------------
12      Miscellaneous refund                                                                      $167,744              $785,016
     ---------------------------------------------------------------------               ------------------       ---------------
13      Voided cashier's checks paid for pre-petition liabilities                                                       $474,226
     ---------------------------------------------------------------------               ------------------       ---------------
14      TOTAL CASH RECEIPTS                                                                       $420,587           $17,723,695
                                                                                         ------------------       ---------------
  CASH DISBURSEMENTS

15   Payments for Inventory
                                                                                         ------------------       ---------------
16   Selling
                                                                                         ------------------       ---------------
17   Administrative                                                                               $121,187           $10,489,512
                                                                                         ------------------       ---------------
18   Capital Expenditures
                                                                                         ------------------       ---------------
19   Principal Payments on Debt
                                                                                         ------------------       ---------------
20   Interest Paid
     Rent/Lease:

21      Personal Property
                                                                                         ------------------       ---------------
22      Real Property                                                                              $13,662            $4,177,036
                                                                                         ------------------       ---------------
     Amount Paid to Owner(s)/Officer(s)

23      Salaries                                                                                                        $222,327
                                                                                         ------------------       ---------------
24      Draws
                                                                                         ------------------       ---------------
25      Commissions/Royalties
                                                                                         ------------------       ---------------
26      Expense Reimbursements                                                                                            $7,618
                                                                                         ------------------       ---------------
27      Other (includes Retention Bonuses)                                                                              $142,897
                                                                                         ------------------       ---------------
28   Salaries/Commissions (less employee withholding) (3)                                         $109,804            $4,310,015
                                                                                         ------------------       ---------------
29   Management Fees
                                                                                         ------------------       ---------------
     Taxes:

30      Employee Withholding                                                                                          $2,399,779
                                                                                         ------------------       ---------------
31      Employer Payroll Taxes                                                                                          $351,492
                                                                                         ------------------       ---------------
32      Real Property Taxes                                                                                             $237,230
                                                                                         ------------------       ---------------
33      Other Taxes                                                                                                     $229,867
                                                                                         ------------------       ---------------
34   Other Cash Outflows:
                                                                                         ------------------       ---------------
35      ESPP refund                                                                                                     $512,394
        ------------------------------------------------------------------               ------------------       ---------------
36      Employee Expense Reimbursements (3)                                                         $1,257              $227,232
        ------------------------------------------------------------------               ------------------       ---------------
37      Severance                                                                                                       $448,842
        ------------------------------------------------------------------               ------------------       ---------------
38      Reverse the unrealized gain for Packeteer Shares (1)                                        $6,210            $1,575,422
        ------------------------------------------------------------------               ------------------       ---------------
39      Retention Bonus                                                                                                 $838,713
        ------------------------------------------------------------------               ------------------       ---------------
40      Professional fees paid for services in connection with Chp 11 case                        $890,956            $3,620,250
        ------------------------------------------------------------------               ------------------       ---------------
41      U.S. Trustee Quarterly Fees                                                                 $9,000               $31,000
        ------------------------------------------------------------------               ------------------       ---------------
42      Expenses for Pre-petition liabilities (2)                                                                       $750,000
        ------------------------------------------------------------------               ------------------       ---------------
43      Court Approved Administrative Payments (Worldcom & Spectrasite)                                               $1,457,923
        ------------------------------------------------------------------               ------------------       ---------------
44      TOTAL CASH DISBURSEMENTS:                                                               $1,152,076           $32,029,549
                                                                                         ------------------       ---------------
45 NET INCREASE (DECREASE) IN CASH                                                               ($731,489)         ($14,305,854)
                                                                                         ------------------       ---------------
46 CASH BALANCE, BEGINNING OF PERIOD                                                          $173,756,631          $187,330,996
                                                                                         ------------------       ---------------
47 CASH BALANCE, END OF PERIOD                                                                $173,025,142          $173,025,142
                                                                                         ==================       ===============

NOTES:
   (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.
   (2)  Reduction of restricted cash - Surety Bonds.
   (3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 05/31/02

  CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL            CUMULATIVE
                                                                                               CURRENT MONTH       (CASE TO DATE)
                                                                                               -------------       --------------
1   Cash Received from Sales                                                                         $14,039           $823,386
                                                                                              ---------------      -------------
2   Rent/Leases Collected
                                                                                              ---------------      -------------
3   Interest Received                                                                               $211,400         $3,207,914
                                                                                              ---------------      -------------
4   Cash Paid to Suppliers
                                                                                              ---------------      -------------
5   Cash Paid for Selling Expenses
                                                                                              ---------------      -------------
6   Cash Paid for Administrative Expenses                                                           $121,187        $10,489,512
                                                                                              ---------------      -------------
    Cash Paid for Rents/Leases:
7           Personal Property
                                                                                              ---------------      -------------
8           Real Property                                                                            $13,662         $4,177,036
                                                                                              ---------------      -------------
9   Cash Paid for Interest
                                                                                              ---------------      -------------
10  Cash Paid for Net Payroll and Benefits (3)                                                      $109,804         $4,310,015
                                                                                              ---------------      -------------
    Cash Paid to Owner(s)/Officer(s)
11          Salaries                                                                                                   $222,327
                                                                                              ---------------      -------------
12          Draws
                                                                                              ---------------      -------------
13          Commissions/Royalties
                                                                                              ---------------      -------------
14          Expense Reimbursements                                                                                       $7,618
                                                                                              ---------------      -------------
15          Other (includes Retention Bonuses)                                                                         $142,897
                                                                                              ---------------      -------------
    Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax                                                                                       $351,492
                                                                                              ---------------      -------------
17          Employee Withholdings                                                                                    $2,399,779
                                                                                              ---------------      -------------
18          Real Property Taxes                                                                                        $237,230
                                                                                              ---------------      -------------
19          Other Taxes                                                                                                $229,867
                                                                                              ---------------      -------------
20  Cash Paid for General Expenses
                                                                                              ---------------      -------------
21  Other cash inflows:
    -------------------------------------------------------------------------------------     ---------------      -------------
22          Legal settlement                                                                                             $9,000
    -------------------------------------------------------------------------------------     ---------------      -------------
23          Proceeds from sale of common stock in Packeteer, Inc.                                                    $1,810,635
    -------------------------------------------------------------------------------------     ---------------      -------------
24          Interest accrued on government strip                                                     $26,904           $913,643
    -------------------------------------------------------------------------------------     ---------------      -------------
25          Unrealized gain on short term investment                                                                   $124,307
    -------------------------------------------------------------------------------------     ---------------      -------------
26          Proceeds from sale of fixed assets/Inventory                                                $500         $9,575,568
    -------------------------------------------------------------------------------------     ---------------      -------------
27          Miscellaneous refund                                                                    $167,744           $785,016
    -------------------------------------------------------------------------------------     ---------------      -------------
28          Voided cashier's checks paid for pre-petition expenses                                                     $474,226
    -------------------------------------------------------------------------------------     ---------------      -------------
    Other cash outflows:
    -------------------------------------------------------------------------------------     ---------------      -------------
29          ESPP refund                                                                                                $512,394
    -------------------------------------------------------------------------------------     ---------------      -------------
30          Employee expense reimbursement (3)                                                        $1,257           $227,232
    -------------------------------------------------------------------------------------     ---------------      -------------
31          Severance                                                                                                  $448,842
    -------------------------------------------------------------------------------------     ---------------      -------------
32          Reverse the unrealized gain on Packeteer shares (1)                                       $6,210         $1,575,422
    -------------------------------------------------------------------------------------     ---------------      -------------
33          Retention Bonus                                                                                            $838,713
    -------------------------------------------------------------------------------------     ---------------      -------------
34          Expenses for pre-petition liabilities (2)                                                                  $750,000
    -------------------------------------------------------------------------------------     ---------------      -------------
35
    -------------------------------------------------------------------------------------     ---------------      -------------
36          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS            $168,467        ($9,196,681)
                                                                                              ---------------      -------------
  CASH FLOWS FROM REORGANIZATION ITEMS

37  Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                              ---------------      -------------
38  Professional Fees Paid for Services in Connection with Chp 11 Case                             ($890,956)       ($3,620,250)
                                                                                              ---------------      -------------
39  U.S. Trustee Quarterly Fees                                                                      ($9,000)          ($31,000)
    -------------------------------------------------------------------------------------     ---------------      -------------
40  Court Approved Administrative Payments (Worldcom & Spectrasite)                                                 ($1,457,923)
    -------------------------------------------------------------------------------------     ---------------      -------------
41          NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       ($899,956)       ($5,109,173)
                                                                                              ---------------      -------------
42 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      ($731,489)      ($14,305,854)
                                                                                              ---------------      -------------
   CASH FLOWS FROM INVESTING ACTIVITIES
43  Capital Expenditures
                                                                                              ---------------      -------------
44  Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                              ---------------      -------------
45
    -------------------------------------------------------------------------------------     ---------------      -------------
46          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                 $0
                                                                                              ---------------      -------------
   CASH FLOWS FROM FINANCING ACTIVITIES

47  Net Borrowings (Except Insiders)
                                                                                              ---------------      -------------
48  Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                              ---------------      -------------
49  Capital Contributions
                                                                                              ---------------      -------------
50  Principal Payments
                                                                                              ---------------      -------------
51
    -------------------------------------------------------------------------------------     ---------------      -------------
52          NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                 $0
                                                                                              ---------------      -------------
53        NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     ($731,489)      ($14,305,854)
                                                                                              ---------------      -------------
54        CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                       $173,756,631       $187,330,996
                                                                                              ---------------      -------------
55        CASH AND CASH EQUIVALENTS AT END OF MONTH                                             $173,025,142       $173,025,142
                                                                                              ===============      =============

NOTES:
   (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.
   (2)  Reduction of restricted cash - Surety Bonds.
   (3) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.     CASE NO.                 01-53297

                                   CHAPTER 11
                                   MONTHLY OPERATING REPORT
                                   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

          MONTH ENDED: May-02                        PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
                                                                          -----
          Dollars reported in    $1
                                 --

2.        ASSET AND LIABILITY STRUCTURE                                       END OF CURRENT       END OF PRIOR     AS OF PETITION
                                                                                  MONTH                MONTH             FILING
                                                                              -------------        ------------     --------------
          a.  Current Assets                                                           $0                    $0
                                                                              --------------       ------------
          b.  Total Assets                                                             $0                    $0               $0
                                                                              --------------       ------------      -----------
          c.  Current Liabilities                                                      $0                    $0
                                                                              --------------       ------------
          d.  Total Liabilities                                                        $0                    $0               $0
                                                                              --------------       ------------      -----------

                                                                                                                     CUMULATIVE
3.        STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH     (CASE TO DATE)
                                                                               -------------        -----------     -------------
          a.  Total Receipts                                                            $0                    $0              $0
                                                                              -------------       ---------------    -----------
          b.  Total Disbursements                                                       $0                    $0              $0
                                                                              -------------       ---------------    -----------
          c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                    $0              $0
                                                                              -------------       ---------------    -----------
          d.  Cash Balance Beginning of Month                                           $0                    $0              $0
                                                                              -------------       ---------------    -----------
          e.  Cash Balance End of Month (c + d)                                         $0                    $0              $0
                                                                              -------------       ---------------    -----------

                                                                                                                     CUMULATIVE
                                                                               CURRENT MONTH        PRIOR MONTH     (CASE TO DATE)
                                                                               -------------        -----------     -------------
4.        PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 $0                   $0              $0
                                                                              --------------       --------------    -----------
5.        ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0                   $0
                                                                              --------------       --------------
6.        POST-PETITION LIABILITIES                                                      $0                   $0
                                                                              --------------       --------------
7.        PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0                   $0
                                                                              --------------       --------------

AT THE END OF THIS REPORTING MONTH:                                                                      YES              NO
                                                                                                         ---              --
8.        Have any payments been made on pre-petition debt, other than payments in the normal                              X
          course to secured creditors or lessors? (if yes, attach listing including date of             -----            -----
          payment, amount of payment and name of payee)

9.        Have any payments been made to professionals?  (if yes, attach listing including date of                         X
          payment, amount of payment and name of payee)                                                 -----            -----

10.       If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                        -----            -----
11.       Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
          attach listing including date of payment, amount and reason for payment, and name of payee)   -----            -----

12.       Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                                        -----            -----
13.       Are a plan and disclosure statement on file?                                                    X (1)
                                                                                                        -----            -----
14.       Was there any post-petition borrowing during this reporting period?                                              X
                                                                                                        -----            -----
15.       Check if paid: Post-petition taxes___;  U.S. Trustee Quarterly Fees__;  Check if filing is current for: Post-petition
          tax reporting and tax returns:    ___.

          (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
NOTES:
(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 06/19/02                                /s/ EUGENE A. REILLY
     ----------------------                   ----------------------------------
                                              Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 05/31/02

        CURRENT MONTH
---------------------------------------------
   ACTUAL           FORECAST         VARIANCE                                                     CUMULATIVE          NEXT MONTH
   ------           --------         --------                                                   (CASE TO DATE)         FORECAST
                                                                                                -------------        ------------
                                                       REVENUES:
           $0               $0               $0    1   Gross Sales                                          $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    2   less: Sales Returns & Allowances                     $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    3   Net Sales                                            $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    4   less: Cost of Goods Sold (Schedule 'B')              $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    5   Gross Profit                                         $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    6   Interest                                             $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    7   Other Income:                                        $0                  $0
--------------    -------------    -------------                    --------------------        ---------------   -----------------
                                                   8
--------------    -------------    -------------     -----------------------------------        ---------------   -----------------
                                                   9
--------------    -------------    -------------     -----------------------------------        ---------------   -----------------
           $0               $0               $0   10       TOTAL REVENUES                                   $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                     EXPENSES:
           $0               $0               $0   11   Compensation to Owner(s)/Officer(s)                  $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   12   Salaries                                             $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   13   Commissions                                          $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   14   Contract Labor                                       $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                       Rent/Lease:
           $0               $0               $0   15       Personal Property                                $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   16       Real Property                                    $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   17   Insurance                                            $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   18   Management Fees                                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   19   Depreciation                                         $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                       Taxes:
           $0               $0               $0   20       Employer Payroll Taxes                           $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   21       Real Property Taxes                              $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   22       Other Taxes                                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   23   Other Selling                                        $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   24   Other Administrative                                 $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   25   Interest                                             $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   26   Other Expenses:                                      $0                  $0
--------------    -------------    -------------                      ---------------------     ---------------   -----------------
           $0               $0               $0   27                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   28                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   29                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   30                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   31                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   32                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   33                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   34                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   35       TOTAL EXPENSES                                   $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   36 SUBTOTAL                                               $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                     REORGANIZATION ITEMS:
           $0               $0               $0   37   Professional Fees                                    $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   38   Provisions for Rejected
                                                       Executory Contracts                                  $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   39   Interest Earned on Accumulated                       $0                  $0
--------------    -------------    -------------       Cash from Resulting Chp 11 Case          ---------------   -----------------

           $0               $0               $0   40   Gain or (Loss) from Sale of Equipment                $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   41   U.S. Trustee Quarterly Fees                          $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   42                                                        $0                  $0
--------------    -------------    -------------     -------------------------------------      ---------------   -----------------
           $0               $0               $0   43        TOTAL REORGANIZATION ITEMS                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   44  NET PROFIT (LOSS) BEFORE FEDERAL &
                                                      STATE TAXES                                           $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   45   Federal & State Income Taxes                         $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   46 NET PROFIT (LOSS)                                      $0                  $0
==============    =============    =============                                                ===============   =================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/31/02

     ASSETS

                                                                     FROM SCHEDULES               MARKET VALUE
                                                                     --------------               ------------
     CURRENT ASSETS
 1          Cash and cash equivalents - unrestricted                                                               $0
                                                                                           ---------------------------
 2          Cash and cash equivalents - restricted                                                                 $0
                                                                                           ---------------------------
 3          Accounts receivable (net)                                       A                                      $0
                                                                                           ---------------------------
 4          Inventory                                                       B                                      $0
                                                                                           ---------------------------
 5          Prepaid expenses                                                                                       $0
                                                                                           ---------------------------
 6          Professional retainers                                                                                 $0
                                                                                           ---------------------------
 7          Other:                                                                                                 $0
                  ---------------------------------------------                            ---------------------------
 8
            ---------------------------------------------------                            ---------------------------
 9                     TOTAL CURRENT ASSETS                                                                        $0
                                                                                           ---------------------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)
10          Real property                                                   C                                      $0
                                                                                           ---------------------------
11          Machinery and equipment                                         D                                      $0
                                                                                           ---------------------------
12          Furniture and fixtures                                          D                                      $0
                                                                                           ---------------------------
13          Office equipment                                                D                                      $0
                                                                                           ---------------------------
14          Leasehold improvements                                          D                                      $0
                                                                                           ---------------------------
15          Vehicles                                                        D                                      $0
                                                                                           ---------------------------
16          Other:                                                          D                                      $0
                       ---------------------------------------------                       ---------------------------
17                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
18                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
19                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
20                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                           ---------------------------
     OTHER ASSETS
22          Loans to shareholders                                                                                  $0
                                                                                           ---------------------------
23          Loans to affiliates                                                                                    $0
                                                                                           ---------------------------
24
            --------------------------------------------------------                       ---------------------------
25
            --------------------------------------------------------                       ---------------------------
26
            --------------------------------------------------------                       ---------------------------
27
            --------------------------------------------------------                       ---------------------------
28                     TOTAL OTHER ASSETS                                                                          $0
                                                                                           ---------------------------
29                     TOTAL ASSETS                                                                                $0
                                                                                           ===========================

     NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

        POST-PETITION

          CURRENT LIABILITIES

30          Salaries and wages                                                                                    $0
                                                                                           --------------------------
31          Payroll taxes                                                                                         $0
                                                                                           --------------------------
32          Real and personal property taxes                                                                      $0
                                                                                           --------------------------
33          Income taxes                                                                                          $0
                                                                                           --------------------------
34          Sales taxes                                                                                           $0
                                                                                           --------------------------
35          Notes payable (short term)                                                                            $0
                                                                                           --------------------------
36          Accounts payable (trade)                                        A                                     $0
                                                                                           --------------------------
37          Real property lease arrearage                                                                         $0
                                                                                           --------------------------
38          Personal property lease arrearage                                                                     $0
                                                                                           --------------------------
39          Accrued professional fees                                                                             $0
                                                                                           --------------------------
40          Current portion of long-term post-petition debt (due
            within 12 months)                                                                                     $0
                                                                                           --------------------------
41          Other:                                                                                                $0
                  -------------------------------------------------                        --------------------------
42
            -------------------------------------------------------                        --------------------------
43
            -------------------------------------------------------                        --------------------------
44          TOTAL CURRENT LIABILITIES                                                                             $0
                                                                                           --------------------------
45      LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                      $0
                                                                                           --------------------------
46          TOTAL POST-PETITION LIABILITIES                                                                       $0
                                                                                           --------------------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47          Secured claims                                                  F                                     $0
                                                                                           --------------------------
48          Priority unsecured claims                                       F                                     $0
                                                                                           --------------------------
49          General unsecured claims                                        F                                     $0
                                                                                           --------------------------
50          TOTAL PRE-PETITION LIABILITIES                                                                        $0
                                                                                           --------------------------
51          TOTAL LIABILITIES                                                                                     $0
                                                                                           --------------------------
     EQUITY (DEFICIT)
52      Retained Earnings/(Deficit) at time of filing                                                             $0
                                                                                           --------------------------
53      Capital Stock                                                                                             $0
                                                                                           --------------------------
54      Additional paid-in capital                                                                                $0
                                                                                           --------------------------
55      Cumulative profit/(loss) since filing of case                                                             $0
                                                                                           --------------------------
56      Post-petition contributions/(distributions) or (draws)                                                    $0
                                                                                           --------------------------
57
            ------------------------------------------------------                         --------------------------
58          Market value adjustment                                                                               $0
                                                                                           --------------------------
59                     TOTAL EQUITY (DEFICIT)                                                                     $0
                                                                                           --------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                       $0
                                                                                           ==========================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                               ACCOUNTS RECEIVABLE            ACCOUNTS PAYABLE                   PAST DUE
RECEIVABLES AND PAYABLES AGINGS              [PRE AND POST PETITION]          [POST PETITION]               POST PETITION DEBT
                                             -----------------------          ----------------               ------------------
      0 -30 Days                                                $0                             $0
                                              ---------------------       ------------------------
      31-60 Days                                                $0                             $0
                                              ---------------------       ------------------------
      61-90 Days                                                $0                             $0                            $0
                                              ---------------------       ------------------------           -------------------
      91+ Days                                                  $0                             $0
                                              ---------------------       ------------------------
      Total accounts receivable/payable                         $0                             $0
                                              ---------------------       ========================
      Allowance for doubtful accounts                           $0
                                              ---------------------
      Accounts receivable (net)                                 $0
                                              =====================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                            COST OF GOODS SOLD

                            INVENTORY(IES)
                              BALANCE AT
                             END OF MONTH
                             ------------
                                                              INVENTORY BEGINNING OF MONTH                           $0
                                                                                                     -------------------
                                                              Add -
Retail/Restaurants -                                            Net purchase                                         $0
                                                                                                     -------------------
  Product for resale                    $0                      Direct labor                                         $0
                           ----------------                                                          -------------------
                                                                Manufacturing overhead                               $0
                                                                                                     -------------------
Distribution -                                                  Freight in                                           $0
                                                                                                     -------------------
  Products for resale                   $0                      Other:                                               $0
                           ----------------                                                          -------------------

                                                                 -----------------------------       -------------------

                                                                 -----------------------------       -------------------
Manufacturer -
  Raw Materials                         $0
                           ----------------
  Work-in-progress                      $0                    Less -
                           ----------------
  Finished goods                        $0                      Inventory End of Month                               $0
                           ----------------                                                          -------------------
                                                                Shrinkage                                            $0
                                                                                                     -------------------
Other - Explain                         $0                      Personal Use                                         $0
                           ----------------                                                          -------------------

-------------------------
                                                                Cost of Goods Sold                                   $0
-------------------------                                                                            ===================
    TOTAL                               $0
                           ================


METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.

          Yes                No
              --------          ---------

How often do you take a complete physical inventory?           Valuation methods -

                                                                  FIFO cost
                                                                                                 ----
  Weekly                                                          LIFO cost
                              ----------                                                         ----
  Monthly                                                         Lower of cost or market
                              ----------                                                         ----
  Quarterly                                                       Retail method
                              ----------                                                         ----
  Semi-annually                                                   Other
                              ----------                                                         ----
  Annually                                                        Explain
                              ----------                                                         ----

Date of last physical inventory was   Not Applicable
                                      ---------------           --------------------------------------

                                                                --------------------------------------
Date of next physical inventory is    Not Applicable
                                      ---------------           --------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                  COST               MARKET VALUE
                                                                             ----               ------------
        None                                                                        $0                    $0
        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------
        Total                                                                       $0                    $0
                                                                       ================       ===============


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                 COST              MARKET VALUE
                                                                            ----              ------------
Machinery & Equipment -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Furniture & Fixtures -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Office Equipment -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Leasehold Improvements -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Vehicles -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS         31-60 DAYS        61-90 DAYS         91+ DAYS               TOTAL
                                          ---------         ----------        ----------         --------               -----
FEDERAL
          Income Tax Withholding                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          FICA - Employee                          $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          FICA - Employer                          $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Unemployment (FUTA)                      $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Income                                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Other (Attach List)                      $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL FEDERAL TAXES                                $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
STATE AND LOCAL
          Income Tax Withholding                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Unemployment (UT)                        $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Disability Insurance (DI)                $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Empl. Training Tax (ETT)                 $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Sales                                    $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Excise                                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Real property                            $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Personal property                        $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Income                                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Other (Attach List)                      $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL STATE & LOCAL TAXES                          $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL TAXES                                        $0                 $0               $0                 $0                     $0
                                       ===============  =================   ==============   ================     ==================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                   CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                        AMOUNT                   AMOUNT (B)
-------------------------------------------                        ------                   ----------
  Secured claims  (a)                                                        $0                         $0
                                                             -------------------      ---------------------
  Priority claims other than taxes                                           $0                         $0
                                                             -------------------      ---------------------
  Priority tax claims                                                        $0                         $0
                                                             -------------------      ---------------------
  General unsecured claims                                                   $0                         $0
                                                             -------------------      ---------------------

(a)     List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                              ACCOUNT 1         ACCOUNT 2        ACCOUNT 3        ACCOUNT 4
                                              ---------         ---------        ---------        ---------
Bank                                               None
                                          ----------------    ---------------   -------------   -------------
Account Type
                                          ----------------    ---------------   -------------   -------------
Account No.
                                          ----------------    ---------------   -------------   -------------
Account Purpose
                                          ----------------    ---------------   -------------   -------------
Balance, End of Month
                                          ----------------    ---------------   -------------   -------------
Total Funds on Hand for all Accounts                   $0
                                          ================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02


                                                                                Actual                       Cumulative
                                                                            Current Month                  (Case to Date)
                                                                            -------------                  --------------
     CASH RECEIPTS
1      Rent/Leases Collected                                                              $0                            $0
                                                                         --------------------             -----------------
2      Cash Received from Sales                                                           $0                            $0
                                                                         --------------------             -----------------
3      Interest Received                                                                  $0                            $0
                                                                         --------------------             -----------------
4      Borrowings                                                                         $0                            $0
                                                                         --------------------             -----------------
5      Funds from Shareholders, Partners, or Other Insiders                               $0                            $0
                                                                         --------------------             -----------------
6      Capital Contributions                                                              $0                            $0
                                                                         --------------------             -----------------
7
       ---------------------------------------------------------         --------------------             -----------------
8
       ---------------------------------------------------------         --------------------             -----------------
9
       ---------------------------------------------------------         --------------------             -----------------
10
       ---------------------------------------------------------         --------------------             -----------------
11
       ---------------------------------------------------------         --------------------             -----------------
12             TOTAL CASH RECEIPTS                                                        $0                            $0
                                                                         --------------------             -----------------
     CASH DISBURSEMENTS
13     Payments for Inventory                                                             $0                            $0
                                                                         --------------------             -----------------
14     Selling                                                                            $0                            $0
                                                                         --------------------             -----------------
15     Administrative                                                                     $0                            $0
                                                                         --------------------             -----------------
16     Capital Expenditures                                                               $0                            $0
                                                                         --------------------             -----------------
17     Principal Payments on Debt                                                         $0                            $0
                                                                         --------------------             -----------------
18     Interest Paid                                                                      $0                            $0
                                                                         --------------------             -----------------
       Rent/Lease:
19             Personal Property                                                          $0                            $0
                                                                         --------------------             -----------------
20             Real Property                                                              $0                            $0
                                                                         --------------------             -----------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                   $0                            $0
                                                                         --------------------             -----------------
22             Draws                                                                      $0                            $0
                                                                         --------------------             -----------------
23             Commissions/Royalties                                                      $0                            $0
                                                                         --------------------             -----------------
24             Expense Reimbursements                                                     $0                            $0
                                                                         --------------------             -----------------
25             Other                                                                      $0                            $0
                                                                         --------------------             -----------------
26     Salaries/Commissions (less employee withholding)                                   $0                            $0
                                                                         --------------------             -----------------
27     Management Fees                                                                    $0                            $0
                                                                         --------------------             -----------------
       Taxes:
28             Employee Withholding                                                       $0                            $0
                                                                         --------------------             -----------------
29             Employer Payroll Taxes                                                     $0                            $0
                                                                         --------------------             -----------------
30             Real Property Taxes                                                        $0                            $0
                                                                         --------------------             -----------------
31             Other Taxes                                                                $0                            $0
                                                                         --------------------             -----------------
32     Other Cash Outflows:                                                               $0                            $0
                                                                         --------------------             -----------------
33
               -------------------------------------------------         --------------------             -----------------
34
               -------------------------------------------------         --------------------             -----------------
35
               -------------------------------------------------         --------------------             -----------------
36
               -------------------------------------------------         --------------------             -----------------
37
               -------------------------------------------------         --------------------             -----------------
38             TOTAL CASH DISBURSEMENTS:                                                  $0                            $0
                                                                         --------------------             -----------------
39    NET INCREASE (DECREASE) IN CASH                                                     $0                            $0
                                                                         --------------------             -----------------
40    CASH BALANCE, BEGINNING OF PERIOD                                                   $0                            $0
                                                                         --------------------             -----------------
41    CASH BALANCE, END OF PERIOD                                                         $0                            $0
                                                                         ====================             =================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02

                                                                                                 ACTUAL            CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH       (CASE TO DATE)
                                                                                             -------------       --------------
1        Cash Received from Sales                                                                         $0                 $0
                                                                                            -----------------    ---------------
2        Rent/Leases Collected                                                                            $0                 $0
                                                                                            -----------------    ---------------
3        Interest Received                                                                                $0                 $0
                                                                                            -----------------    ---------------
4        Cash Paid to Suppliers                                                                           $0                 $0
                                                                                            -----------------    ---------------
5        Cash Paid for Selling Expenses                                                                   $0                 $0
                                                                                            -----------------    ---------------
6        Cash Paid for Administrative Expenses                                                            $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid for Rents/Leases:
7              Personal Property                                                                          $0                 $0
                                                                                            -----------------    ---------------
8              Real Property                                                                              $0                 $0
                                                                                            -----------------    ---------------
9        Cash Paid for Interest                                                                           $0                 $0
                                                                                            -----------------    ---------------
10       Cash Paid for Net Payroll and Benefits                                                           $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid to Owner(s)/Officer(s)
11             Salaries                                                                                   $0                 $0
                                                                                            -----------------    ---------------
12             Draws                                                                                      $0                 $0
                                                                                            -----------------    ---------------
13             Commissions/Royalties                                                                      $0                 $0
                                                                                            -----------------    ---------------
14             Expense Reimbursements                                                                     $0                 $0
                                                                                            -----------------    ---------------
15             Other                                                                                      $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.
16             Employer Payroll Tax                                                                       $0                 $0
                                                                                            -----------------    ---------------
17             Employee Withholdings                                                                      $0                 $0
                                                                                            -----------------    ---------------
18             Real Property Taxes                                                                        $0                 $0
                                                                                            -----------------    ---------------
19             Other Taxes                                                                                $0                 $0
                                                                                            -----------------    ---------------
20       Cash Paid for General Expenses                                                                   $0                 $0
                                                                                            -----------------    ---------------
21
         -------------------------------------------------------------------------------    -----------------    ---------------
22
         -------------------------------------------------------------------------------    -----------------    ---------------
23
         -------------------------------------------------------------------------------    -----------------    ---------------
24
         -------------------------------------------------------------------------------    -----------------    ---------------
25
         -------------------------------------------------------------------------------    -----------------    ---------------
26
         -------------------------------------------------------------------------------    -----------------    ---------------

27             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION
                 ITEMS                                                                                    $0                 $0
                                                                                            -----------------    ---------------
       CASH FLOWS FROM REORGANIZATION ITEMS
28       Interest Received on Cash Accumulated Due to Chp 11 Case                                         $0                 $0
                                                                                            -----------------    ---------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case                               $0                 $0
                                                                                            -----------------    ---------------
30       U.S. Trustee Quarterly Fees                                                                      $0                 $0
                                                                                            -----------------    ---------------
31
         -------------------------------------------------------------------------------    -----------------    ---------------
32             NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                 $0
                                                                                            -----------------    ---------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                 $0
                                                                                            -------------------- --------------
       CASH FLOWS FROM INVESTING ACTIVITIES
34       Capital Expenditures                                                                             $0                 $0
                                                                                            -----------------    ---------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0                 $0
                                                                                            -----------------    ---------------
36
         -------------------------------------------------------------------------------    -----------------    ---------------
37             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                 $0
                                                                                            -----------------    ---------------
       CASH FLOWS FROM FINANCING ACTIVITIES
38       Net Borrowings (Except Insiders)                                                                 $0                 $0
                                                                                            -----------------    ---------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0                 $0
                                                                                            -----------------    ---------------
40       Capital Contributions                                                                            $0                 $0
                                                                                            -----------------    ---------------
41       Principal Payments                                                                               $0                 $0
                                                                                            -----------------    ---------------
42
         -------------------------------------------------------------------------------    -----------------    ---------------
43             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                 $0
                                                                                            -----------------    ---------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                 $0
                                                                                            ------------------   ----------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                    $0                 $0
                                                                                            ------------------   ----------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                 $0
                                                                                            ==================   ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom DC, L.L.C.          CASE NO.                 01-53300

                                   CHAPTER 11
                                   MONTHLY OPERATING REPORT
                                   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

          MONTH ENDED: May-02                        PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
                                                                          -----
          Dollars reported in    $1
                                 --

                                                                             END OF CURRENT       END OF PRIOR     AS OF PETITION
2.        ASSET AND LIABILITY STRUCTURE                                           MONTH                MONTH            FILING(1)
                                                                              -------------        ------------     --------------
          a.  Current Assets                                                            $0                   $0
                                                                              --------------       ------------
          b.  Total Assets                                                        $747,656             $747,656       $180,022,607
                                                                              --------------       -------------     ------------
          c.  Current Liabilities                                                  $35,937              $35,937
                                                                              --------------       -------------
          d.  Total Liabilities                                               $173,539,004          $173,372,224      $180,367,549
                                                                              --------------       -------------     -------------

                                                                                                                     CUMULATIVE
3.        STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH     (CASE TO DATE)
                                                                               -------------        -----------     -------------
          a.  Total Receipts                                                            $0                    $0              $0
                                                                              -------------       ---------------    -----------
          b.  Total Disbursements                                                       $0                    $0              $0
                                                                              -------------       ---------------    -----------
          c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                    $0              $0
                                                                              -------------       ---------------    -----------
          d.  Cash Balance Beginning of Month                                           $0                    $0              $0
                                                                              -------------       ---------------    -----------
          e.  Cash Balance End of Month (c + d)                                         $0                    $0              $0
                                                                              -------------       ---------------    -----------

                                                                                                                     CUMULATIVE
                                                                               CURRENT MONTH        PRIOR MONTH     (CASE TO DATE)
                                                                               -------------        -----------     -------------
4.        PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $(166,780)                  $0   $(179,331,118)
                                                                              --------------       --------------    -----------
5.        ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0                   $0
                                                                              --------------       --------------
6.        POST-PETITION LIABILITIES                                                 $35,937              $35,937
                                                                              --------------       --------------
7.        PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0                   $0
                                                                              --------------       --------------

AT THE END OF THIS REPORTING MONTH:                                                                      YES              NO
                                                                                                         ---              --
8.        Have any payments been made on pre-petition debt, other than payments in the normal                              X
          course to secured creditors or lessors? (if yes, attach listing including date of             -----            -----
          payment, amount of payment and name of payee)

9.        Have any payments been made to professionals?  (if yes, attach listing including date of                         X
          payment, amount of payment and name of payee)                                                 -----            -----

10.       If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                        -----            -----
11.       Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
          attach listing including date of payment, amount and reason for payment, and name of payee)   -----            -----

12.       Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                                        -----            -----
13.       Are a plan and disclosure statement on file?                                                    X (2)
                                                                                                        -----            -----
14.       Was there any post-petition borrowing during this reporting period?                                              X
                                                                                                        -----            -----
15.       Check if paid: Post-petition taxes (3);  U.S. Trustee Quarterly Fees__;  Check if filing is current for: Post-petition
          tax reporting and tax returns:    ___.

          (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
NOTES:

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

(3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.



I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 06/19/02                                /s/ EUGENE A. REILLY
     ----------------------                   ----------------------------------
                                              Responsible Individual


                                     1 of 9

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 05/31/02

                CURRENT MONTH
---------------------------------------------
   ACTUAL           FORECAST         VARIANCE                                                     CUMULATIVE          NEXT MONTH
   ------           --------         --------                                                   (CASE TO DATE)         FORECAST
                                                                                                -------------        ------------
                                                       REVENUES:
           $0              n/a              n/a    1   Gross Sales                                          $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a    2   less: Sales Returns & Allowances                     $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a    3   Net Sales                                            $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a    4   less: Cost of Goods Sold (Schedule "B")              $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a    5   Gross Profit                                         $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a    6   Interest                                             $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a    7   Other Income:                                        $0                 n/a
--------------    -------------    -------------                    --------------------        ---------------   -----------------
                                                   8
--------------    -------------    -------------     -----------------------------------        ---------------   -----------------
                                                   9
--------------    -------------    -------------     -----------------------------------        ---------------   -----------------
           $0              n/a              n/a   10       TOTAL REVENUES                                   $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                     EXPENSES:
           $0              n/a              n/a   11   Compensation to Owner(s)/Officer(s)                  $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   12   Salaries                                             $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   13   Commissions                                          $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   14   Contract Labor                                       $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                       Rent/Lease:
           $0              n/a              n/a   15       Personal Property                                $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   16       Real Property                                    $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   17   Insurance                                            $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   18   Management Fees                                      $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   19   Depreciation                                         $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                       Taxes:
           $0              n/a              n/a   20       Employer Payroll Taxes                           $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   21       Real Property Taxes                              $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   22       Other Taxes                                      $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   23   Other Selling                                        $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   24   Other Administrative                                 $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   25   Interest                                             $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   26   Other Expenses:                                      $0                 n/a
--------------    -------------    -------------                      ---------------------     ---------------   -----------------
                                                  27
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  28
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  29
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  30
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  31
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  32
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  33
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
                                                  34
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0              n/a              n/a   35       TOTAL EXPENSES                                   $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   36 SUBTOTAL                                               $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                     REORGANIZATION ITEMS:
           $0              n/a              n/a   37   Professional Fees                                    $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                  38   Provisions for Rejected
           $0              n/a              n/a        Executory Contracts                                  $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                  39   Interest Earned on Accumulated
           $0              n/a              n/a        Cash from  Resulting Chp 11 Case                     $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------

           $0              n/a              n/a   40   Gain or (Loss) from Sale of Equipment(1)  $(179,164,338)                n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   41   U.S. Trustee Quarterly Fees                          $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
    $(166,780)             n/a              n/a   42   Pre-petition California sales tax
                                                       liabilities                                   $(166,780)                n/a
--------------    -------------    -------------     -------------------------------------      ---------------   -----------------
    $(166,780)             n/a              n/a   43        TOTAL REORGANIZATION ITEMS           $(179,331,118)                n/a
--------------    -------------    -------------                                                ---------------   -----------------
                                                  44  NET PROFIT (LOSS) BEFORE FEDERAL &
    $(166,780)             n/a              n/a       STATE TAXES                                $(179,331,118)                n/a
--------------    -------------    -------------                                                ---------------   -----------------
           $0              n/a              n/a   45   Federal & State Income Taxes                         $0                 n/a
--------------    -------------    -------------                                                ---------------   -----------------
    $(166,780)             n/a              n/a   46 NET PROFIT (LOSS)                           $(179,331,118)                n/a
==============    =============    =============                                                ===============   =================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

(1) To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/31/02

     ASSETS
                                                                     FROM SCHEDULES                BOOK VALUE
                                                                     --------------               ------------
     CURRENT ASSETS
 1          Cash and cash equivalents - unrestricted                                                               $0
                                                                                           ---------------------------
 2          Cash and cash equivalents - restricted                                                                 $0
                                                                                           ---------------------------
 3          Accounts receivable (net)                                       A                                      $0
                                                                                           ---------------------------
 4          Inventory                                                       B                                      $0
                                                                                           ---------------------------
 5          Prepaid expenses                                                                                       $0
                                                                                           ---------------------------
 6          Professional retainers                                                                                 $0
                                                                                           ---------------------------
 7          Other:                                                                                                 $0
                  ---------------------------------------------                            ---------------------------
 8
            ---------------------------------------------------                            ---------------------------
 9                     TOTAL CURRENT ASSETS                                                                        $0
                                                                                           ---------------------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)
10          Real property                                                   C                                      $0
                                                                                           ---------------------------
11          Machinery and equipment                                         D                                      $0
                                                                                           ---------------------------
12          Furniture and fixtures                                          D                                      $0
                                                                                           ---------------------------
13          Office equipment                                                D                                      $0
                                                                                           ---------------------------
14          Leasehold improvements                                          D                                      $0
                                                                                           ---------------------------
15          Vehicles                                                        D                                      $0
                                                                                           ---------------------------
16          Other:                                                          D                                      $0
                       ---------------------------------------------                       ---------------------------
17                                                                          D
            --------------------------------------------------------                       ---------------------------
18                                                                          D
            --------------------------------------------------------                       ---------------------------
19                                                                          D
            --------------------------------------------------------                       ---------------------------
20                                                                          D
            --------------------------------------------------------                       ---------------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                           ---------------------------
     OTHER ASSETS
22          Loans to shareholders                                                                                  $0
                                                                                           ---------------------------
23          Loans to affiliates                                                                                    $0
                                                                                           ---------------------------
24          Intercompany-Metricom Inc., the parent company                                                   $747,656
            --------------------------------------------------------                       ---------------------------
25
            --------------------------------------------------------                       ---------------------------
26
            --------------------------------------------------------                       ---------------------------
27
            --------------------------------------------------------                       ---------------------------
28                     TOTAL OTHER ASSETS                                                                     $747,656
                                                                                           ---------------------------
29                     TOTAL ASSETS                                                                           $747,656
                                                                                           ===========================

     NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

        POST-PETITION

          CURRENT LIABILITIES

30          Salaries and wages                                                                                    $0
                                                                                           --------------------------
31          Payroll taxes                                                                                         $0
                                                                                           --------------------------
32          Real and personal property taxes                                                                      $0
                                                                                           --------------------------
33          Income taxes                                                                                          $0
                                                                                           --------------------------
34          Sales taxes                                                                                      $35,937
                                                                                           --------------------------
35          Notes payable (short term)                                                                            $0
                                                                                           --------------------------
36          Accounts payable (trade)                                        A                                     $0
                                                                                           --------------------------
37          Real property lease arrearage                                                                         $0
                                                                                           --------------------------
38          Personal property lease arrearage                                                                     $0
                                                                                           --------------------------
39          Accrued professional fees                                                                             $0
                                                                                           --------------------------
40          Current portion of long-term post-petition debt (due
            within 12 months)                                                                                     $0
                                                                                           --------------------------
41          Other:
                  -------------------------------------------------                        --------------------------
42
            -------------------------------------------------------                        --------------------------
43
            -------------------------------------------------------                        --------------------------
44          TOTAL CURRENT LIABILITIES                                                                         $35,937
                                                                                           --------------------------
45      LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                      $0
                                                                                           --------------------------
46          TOTAL POST-PETITION LIABILITIES                                                                   $35,937
                                                                                           --------------------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9

47          Secured claims                                                  F                                     $0
                                                                                           --------------------------
48          Priority unsecured claims                                       F                                     $0
                                                                                           --------------------------
49          General unsecured claims                                        F                           $173,503,067
                                                                                           --------------------------
50          TOTAL PRE-PETITION LIABILITIES                                                              $173,503,067
                                                                                           --------------------------
51          TOTAL LIABILITIES                                                                           $173,539,004
                                                                                           --------------------------
     EQUITY (DEFICIT)
52      Retained Earnings/(Deficit) at time of filing(1)                                                  $1,354,797
                                                                                           --------------------------
53      Capital Stock                                                                                     $5,184,973
                                                                                           --------------------------
54      Additional paid-in capital
                                                                                           --------------------------
55      Cumulative profit/(loss) since filing of case                                                  $(179,331,118)
                                                                                           --------------------------
56      Post-petition contributions/(distributions) or (draws)
                                                                                           --------------------------
57
            ------------------------------------------------------                         --------------------------
58          Market value adjustment
                                                                                           --------------------------
59                     TOTAL EQUITY (DEFICIT)                                                          $(172,791,348)
                                                                                           --------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $747,656
                                                                                           ==========================


NOTE:   (1)   Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                              ACCOUNTS RECEIVABLE             ACCOUNTS PAYABLE                   PAST DUE
RECEIVABLES AND PAYABLES AGINGS              [PRE AND POST PETITION]          [POST PETITION]               POST PETITION DEBT
                                             -----------------------          ---------------               ------------------
      0 -30 Days                                                $0                             $0
                                              ---------------------       ------------------------
      31-60 Days                                                $0                             $0
                                              ---------------------       ------------------------
      61-90 Days                                                $0                             $0                            $0
                                              ---------------------       ------------------------           -------------------
      91+ Days                                                  $0                             $0
                                              ---------------------       ------------------------
      Total accounts receivable/payable                         $0                             $0
                                              ---------------------       ========================
      Allowance for doubtful accounts                           $0
                                              ---------------------
      Accounts receivable (net)                                 $0
                                              =====================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                     COST OF GOODS SOLD

                            INVENTORY(IES)
                              BALANCE AT
                             END OF MONTH
                             ------------
                                               INVENTORY BEGINNING OF MONTH                           $0
                                                                                      -------------------
                                               Add -
Retail/Restaurants -                             Net purchase                                         $0
                                                                                      -------------------
  Product for resale                    $0       Direct labor                                         $0
                           ----------------                                           -------------------
                                                 Manufacturing overhead                               $0
                                                                                      -------------------
Distribution -                                   Freight in                                           $0
                                                                                      -------------------
  Products for resale                   $0       Other:                                               $0
                           ----------------                                           -------------------

                                                  -----------------------------       -------------------

                                                  -----------------------------       -------------------
Manufacturer -
  Raw Materials                         $0
                           ----------------
  Work-in-progress                      $0     Less -
                           ----------------
  Finished goods                        $0       Inventory End of Month                               $0
                           ----------------                                           -------------------
                                                 Shrinkage                                            $0
                                                                                      -------------------
Other - Explain                         $0       Personal Use                                         $0
                           ----------------                                           -------------------

-------------------------
                                                 Cost of Goods Sold                                   $0
-------------------------                                                             ===================
    TOTAL                               $0
                           ================


METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.

          Yes                No
              --------          ---------

How often do you take a complete physical inventory?            Valuation methods -

                                                                  FIFO cost
                                                                                                 ----
  Weekly                                                          LIFO cost
                              ----------                                                         ----
  Monthly                                                         Lower of cost or market
                              ----------                                                         ----
  Quarterly                                                       Retail method
                              ----------                                                         ----
  Semi-annually                                                   Other
                              ----------                                                         ----
  Annually                                                        Explain
                              ----------                                                         ----

Date of last physical inventory was   Not Applicable
                                      ---------------           --------------------------------------

                                                                --------------------------------------
Date of next physical inventory is    Not Applicable
                                      ---------------           --------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                  COST               MARKET VALUE
                                                                             ----               ------------
        None                                                                        $0                    $0
        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------
        Total                                                                       $0                    $0
                                                                       ================       ===============


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                 COST              MARKET VALUE
                                                                            ----              ------------
Machinery & Equipment -

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Furniture & Fixtures -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Office Equipment -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Leasehold Improvements -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Vehicles -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS         31-60 DAYS        61-90 DAYS         91+ DAYS               TOTAL
                                          ---------         ----------        ----------         --------               -----
FEDERAL
          Income Tax Withholding                                                                                                 $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          FICA - Employee                                                                                                        $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          FICA - Employer                                                                                                        $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Unemployment (FUTA)                                                                                                    $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Income                                                                                                                 $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Other (Attach List)                                                                                                    $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL FEDERAL TAXES                                $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
STATE AND LOCAL
          Income Tax Withholding                                                                                                 $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Unemployment (UT)                                                                                                      $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Disability Insurance (DI)                                                                                              $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Empl. Training Tax (ETT)                                                                                               $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Sales                                                                                      $35,937                $35,937
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Excise                                                                                                                 $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Real property                                                                                                          $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Personal property                                                                                                      $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Income                                                                                                                 $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Other (Attach List)                                                                                                    $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL STATE & LOCAL TAXES                          $0                 $0               $0            $35,937                $35,937
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL TAXES                                        $0                 $0               $0            $35,937                $35,937
                                       ===============  =================   ==============   ================     ==================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                   CLAIMED                 ALLOWED
                                                                   AMOUNT                  AMOUNT(b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                          (1)                     (2)
-------------------------------------------                        ------                 ----------
  Secured claims  (a)                                                        $0                         $0
                                                             -------------------      ---------------------
  Priority claims other than taxes                                           $0                         $0
                                                             -------------------      ---------------------
  Priority tax claims                                                   $25,122                         $0
                                                             -------------------      ---------------------
  General unsecured claims                                         $180,342,426               $173,503,067
                                                             -------------------      ---------------------

(a)     List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

(1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

(2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                              ACCOUNT 1         ACCOUNT 2        ACCOUNT 3        ACCOUNT 4
                                              ---------         ---------        ---------        ---------
Bank                                      Wells Fargo LLC
                                          ----------------    ---------------   -------------   -------------
Account Type                              General Banking
                                          ----------------    ---------------   -------------   -------------
Account No.                               4487-099655
                                          ----------------    ---------------   -------------   -------------
Account Purpose                           General Banking
                                          ----------------    ---------------   -------------   -------------
Balance, End of Month                                  $0
                                          ----------------    ---------------   -------------   -------------
Total Funds on Hand for all Accounts                   $0
                                          ================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02


                                                                                Actual                       Cumulative
                                                                            Current Month                  (Case to Date)
                                                                            -------------                  --------------
     CASH RECEIPTS
1      Rent/Leases Collected                                                              $0                            $0
                                                                         --------------------             -----------------
2      Cash Received from Sales                                                           $0                            $0
                                                                         --------------------             -----------------
3      Interest Received                                                                  $0                            $0
                                                                         --------------------             -----------------
4      Borrowings                                                                         $0                            $0
                                                                         --------------------             -----------------
5      Funds from Shareholders, Partners, or Other Insiders                               $0                            $0
                                                                         --------------------             -----------------
6      Capital Contributions                                                              $0                            $0
                                                                         --------------------             -----------------
7
       ---------------------------------------------------------         --------------------             -----------------
8
       ---------------------------------------------------------         --------------------             -----------------
9
       ---------------------------------------------------------         --------------------             -----------------
10
       ---------------------------------------------------------         --------------------             -----------------
11
       ---------------------------------------------------------         --------------------             -----------------
12             TOTAL CASH RECEIPTS                                                        $0                            $0
                                                                         --------------------             -----------------
     CASH DISBURSEMENTS
13     Payments for Inventory                                                             $0                            $0
                                                                         --------------------             -----------------
14     Selling                                                                            $0                            $0
                                                                         --------------------             -----------------
15     Administrative                                                                     $0                            $0
                                                                         --------------------             -----------------
16     Capital Expenditures                                                               $0                            $0
                                                                         --------------------             -----------------
17     Principal Payments on Debt                                                         $0                            $0
                                                                         --------------------             -----------------
18     Interest Paid                                                                      $0                            $0
                                                                         --------------------             -----------------
       Rent/Lease:
19             Personal Property                                                          $0                            $0
                                                                         --------------------             -----------------
20             Real Property                                                              $0                            $0
                                                                         --------------------             -----------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                   $0                            $0
                                                                         --------------------             -----------------
22             Draws                                                                      $0                            $0
                                                                         --------------------             -----------------
23             Commissions/Royalties                                                      $0                            $0
                                                                         --------------------             -----------------
24             Expense Reimbursements                                                     $0                            $0
                                                                         --------------------             -----------------
25             Other                                                                      $0                            $0
                                                                         --------------------             -----------------
26     Salaries/Commissions (less employee withholding)                                   $0                            $0
                                                                         --------------------             -----------------
27     Management Fees                                                                    $0                            $0
                                                                         --------------------             -----------------
       Taxes:
28             Employee Withholding                                                       $0                            $0
                                                                         --------------------             -----------------
29             Employer Payroll Taxes                                                     $0                            $0
                                                                         --------------------             -----------------
30             Real Property Taxes                                                        $0                            $0
                                                                         --------------------             -----------------
31             Other Taxes                                                                $0                            $0
                                                                         --------------------             -----------------
32     Other Cash Outflows:                                                               $0                            $0
                                                                         --------------------             -----------------
33
               -------------------------------------------------         --------------------             -----------------
34
               -------------------------------------------------         --------------------             -----------------
35
               -------------------------------------------------         --------------------             -----------------
36
               -------------------------------------------------         --------------------             -----------------
37
               -------------------------------------------------         --------------------             -----------------
38             TOTAL CASH DISBURSEMENTS:                                                  $0                            $0
                                                                         --------------------             -----------------
39    NET INCREASE (DECREASE) IN CASH                                                     $0                            $0
                                                                         --------------------             -----------------
40    CASH BALANCE, BEGINNING OF PERIOD                                                   $0                            $0
                                                                         --------------------             -----------------
41    CASH BALANCE, END OF PERIOD                                                         $0                            $0
                                                                         ====================             =================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02

                                                                                                 ACTUAL            CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH       (CASE TO DATE)
                                                                                             -------------       --------------
1        Cash Received from Sales                                                                         $0                 $0
                                                                                            -----------------    ---------------
2        Rent/Leases Collected                                                                            $0                 $0
                                                                                            -----------------    ---------------
3        Interest Received                                                                                $0                 $0
                                                                                            -----------------    ---------------
4        Cash Paid to Suppliers                                                                           $0                 $0
                                                                                            -----------------    ---------------
5        Cash Paid for Selling Expenses                                                                   $0                 $0
                                                                                            -----------------    ---------------
6        Cash Paid for Administrative Expenses                                                            $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid for Rents/Leases:
7              Personal Property                                                                          $0                 $0
                                                                                            -----------------    ---------------
8              Real Property                                                                              $0                 $0
                                                                                            -----------------    ---------------
9        Cash Paid for Interest                                                                           $0                 $0
                                                                                            -----------------    ---------------
10       Cash Paid for Net Payroll and Benefits                                                           $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid to Owner(s)/Officer(s)
11             Salaries                                                                                   $0                 $0
                                                                                            -----------------    ---------------
12             Draws                                                                                      $0                 $0
                                                                                            -----------------    ---------------
13             Commissions/Royalties                                                                      $0                 $0
                                                                                            -----------------    ---------------
14             Expense Reimbursements                                                                     $0                 $0
                                                                                            -----------------    ---------------
15             Other                                                                                      $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.
16             Employer Payroll Tax                                                                       $0                 $0
                                                                                            -----------------    ---------------
17             Employee Withholdings                                                                      $0                 $0
                                                                                            -----------------    ---------------
18             Real Property Taxes                                                                        $0                 $0
                                                                                            -----------------    ---------------
19             Other Taxes                                                                                $0                 $0
                                                                                            -----------------    ---------------
20       Cash Paid for General Expenses                                                                   $0                 $0
                                                                                            -----------------    ---------------
21
         -------------------------------------------------------------------------------    -----------------    ---------------
22
         -------------------------------------------------------------------------------    -----------------    ---------------
23
         -------------------------------------------------------------------------------    -----------------    ---------------
24
         -------------------------------------------------------------------------------    -----------------    ---------------
25
         -------------------------------------------------------------------------------    -----------------    ---------------
26
         -------------------------------------------------------------------------------    -----------------    ---------------

27             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION
                 ITEMS                                                                                    $0                 $0
                                                                                            -----------------    ---------------
       CASH FLOWS FROM REORGANIZATION ITEMS
28       Interest Received on Cash Accumulated Due to Chp 11 Case                                         $0                 $0
                                                                                            -----------------    ---------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case                               $0                 $0
                                                                                            -----------------    ---------------
30       U.S. Trustee Quarterly Fees                                                                      $0                 $0
                                                                                            -----------------    ---------------
31
         -------------------------------------------------------------------------------    -----------------    ---------------
32             NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                 $0
                                                                                            -----------------    ---------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                 $0
                                                                                            -------------------- --------------
       CASH FLOWS FROM INVESTING ACTIVITIES
34       Capital Expenditures                                                                             $0                 $0
                                                                                            -----------------    ---------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0                 $0
                                                                                            -----------------    ---------------
36
         -------------------------------------------------------------------------------    -----------------    ---------------
37             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                 $0
                                                                                            -----------------    ---------------
       CASH FLOWS FROM FINANCING ACTIVITIES
38       Net Borrowings (Except Insiders)                                                                 $0                 $0
                                                                                            -----------------    ---------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0                 $0
                                                                                            -----------------    ---------------
40       Capital Contributions                                                                            $0                 $0
                                                                                            -----------------    ---------------
41       Principal Payments                                                                               $0                 $0
                                                                                            -----------------    ---------------
42
         -------------------------------------------------------------------------------    -----------------    ---------------
43             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                 $0
                                                                                            -----------------    ---------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                 $0
                                                                                            ------------------   ----------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                    $0                 $0
                                                                                            ------------------   ----------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                 $0
                                                                                            ==================   ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom New York, L.L.C.    CASE NO. 01-53301

                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: May-02             PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in $1

                                                                      END OF CURRENT        END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH               MONTH                 FILING
                                                                           -----               -----                ---------
    a.  Current Assets                                                           $0                   $0
                                                                      --------------      ---------------
    b.  Total Assets                                                             $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
    c.  Current Liabilities                                                      $0                   $0
                                                                      --------------      ---------------
    d.  Total Liabilities                                                        $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
                                                                                                                   CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                      -------------         -----------           --------------
    a.  Total Receipts                                                           $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
    b.  Total Disbursements                                                      $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
    d.  Cash Balance Beginning of Month                                          $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
    e.  Cash Balance End of Month (c + d)                                        $0                   $0                     $0
                                                                      --------------      ---------------       ----------------
                                                                                                                   CUMULATIVE
                                                                      CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                      -------------         -----------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                   $0                     $0
                                                                      --------------      ----------------      ----------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                   $0
                                                                      --------------      ----------------
6.  POST-PETITION LIABILITIES                                                    $0                   $0
                                                                      --------------      ----------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                   $0
                                                                      --------------      ----------------

AT THE END OF THIS REPORTING MONTH:                                                               YES            NO
                                                                                                  ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                          X
    course to secured creditors or lessors? (if yes, attach listing including date of            -----         -----
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                     X
    payment, amount of payment and name of payee)                                                -----         -----

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                 -----         -----
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                        X
    attach listing including date of payment, amount and reason for payment, and name of payee)  -----         -----

12. Is the estate insured for replacement cost of assets and for general liability?                X
                                                                                                 -----         -----
13. Are a plan and disclosure statement on file?                                                   X(1)
                                                                                                 -----         -----
14. Was there any post-petition borrowing during this reporting period?                                          X
                                                                                                 -----         -----
15. Check if paid: Post-petition taxes __;  U.S. Trustee Quarterly Fees __; Check if filing is current for: Post-petition tax reporting and tax returns: __.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
      (1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:  06/19/02                       /s/ EUGENE A. REILLY
     --------------                   ------------------------------------------
                                      Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 05/31/02

         CURRENT MONTH
----------------------------------
ACTUAL      FORECAST      VARIANCE                                                                    CUMULATIVE        NEXT MONTH
------      --------      --------                                                                   (CASE TO DATE)      FORECAST
                                                                                                     --------------     ----------
                                              REVENUES:
   $0            $0           $0            1   Gross Sales                                                    $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0            2   less: Sales Returns & Allowances                               $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0            3   Net Sales                                                      $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0            4   less: Cost of Goods Sold (Schedule 'B')                        $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0            5   Gross Profit                                                   $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0            6   Interest                                                       $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0            7   Other Income:                                                  $0               $0
------      --------      -------                             ---------------------------------        -----------      -----------
                                            8
------      --------      -------             -------------------------------------------------        -----------      -----------
                                            9
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           10       TOTAL REVENUES                                             $0               $0
------      --------      -------                                                                      -----------      -----------
                                              EXPENSES:
   $0            $0           $0           11   Compensation to Owner(s)/Officer(s)                            $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           12   Salaries                                                       $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           13   Commissions                                                    $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           14   Contract Labor                                                 $0               $0
------      --------      -------                                                                      -----------      -----------
                                                Rent/Lease:
   $0            $0           $0           15       Personal Property                                          $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           16       Real Property                                              $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           17   Insurance                                                      $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           18   Management Fees                                                $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           19   Depreciation                                                   $0               $0
------      --------      -------                                                                      -----------      -----------
                                                Taxes:
   $0            $0           $0           20       Employer Payroll Taxes                                     $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           21       Real Property Taxes                                        $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           22       Other Taxes                                                $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           23   Other Selling                                                  $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           24   Other Administrative                                           $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           25   Interest                                                       $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           26   Other Expenses:                                                $0               $0
------      --------      -------                               -------------------------------        -----------      -----------
   $0            $0           $0           27                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           28                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           29                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           30                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           31                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           32                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           33                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           34                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           35       TOTAL EXPENSES                                             $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           36 SUBTOTAL                                                         $0               $0
------      --------      -------                                                                      -----------      -----------
                                              REORGANIZATION ITEMS:
   $0            $0           $0           37   Professional Fees                                              $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           38   Provisions for Rejected Executory Contracts                    $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           39   Interest Earned on Accumulated Cash from                       $0               $0
------      --------      -------               Resulting Chp 11 Case                                 -----------      -----------

   $0            $0           $0           40   Gain or (Loss) from Sale of Equipment                          $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           41   U.S. Trustee Quarterly Fees                                    $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           42                                                                  $0               $0
------      --------      -------             -------------------------------------------------        -----------      -----------
   $0            $0           $0           43        TOTAL REORGANIZATION ITEMS                                $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                  $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           45   Federal & State Income Taxes                                   $0               $0
------      --------      -------                                                                      -----------      -----------
   $0            $0           $0           46 NET PROFIT (LOSS)                                                $0               $0
======      ========      =======                                                                      ===========      ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/-10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/31/02

  ASSETS
                                                             FROM SCHEDULES      MARKET VALUE
                                                             --------------      ------------
    CURRENT ASSETS

 1    Cash and cash equivalents - unrestricted                                             $0
                                                                                 -------------
 2    Cash and cash equivalents - restricted                                               $0
                                                                                 -------------
 3    Accounts receivable (net)                                    A                       $0
                                                                                 -------------
 4    Inventory                                                    B                       $0
                                                                                 -------------
 5    Prepaid expenses                                                                     $0
                                                                                 -------------
 6    Professional retainers                                                               $0
                                                                                 -------------
 7    Other:                                                                               $0
             ------------------------------------------------                    -------------
 8
      -------------------------------------------------------                    -------------
 9          TOTAL CURRENT ASSETS                                                           $0
                                                                                 -------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)

10    Real property                                                C                       $0
                                                                                 -------------
11    Machinery and equipment                                      D                       $0
                                                                                 -------------
12    Furniture and fixtures                                       D                       $0
                                                                                 -------------
13    Office equipment                                             D                       $0
                                                                                 -------------
14    Leasehold improvements                                       D                       $0
                                                                                 -------------
15    Vehicles                                                     D                       $0
                                                                                 -------------
16    Other:                                                       D                       $0
                      ---------------------------------------                    -------------
17                                                                 D                       $0
      -------------------------------------------------------                    -------------
18                                                                 D                       $0
      -------------------------------------------------------                    -------------
19                                                                 D                       $0
      -------------------------------------------------------                    -------------
20                                                                 D                       $0
      -------------------------------------------------------                    -------------
21          TOTAL PROPERTY AND EQUIPMENT                                                   $0
                                                                                 -------------
    OTHER ASSETS

22    Loans to shareholders                                                                $0
                                                                                 -------------
23    Loans to affiliates                                                                  $0
                                                                                 -------------
24
      -------------------------------------------------------                    -------------
25
      -------------------------------------------------------                    -------------
26
      -------------------------------------------------------                    -------------
27
      -------------------------------------------------------                    -------------
28          TOTAL OTHER ASSETS                                                             $0
                                                                                 -------------
29          TOTAL ASSETS                                                                   $0
                                                                                 =============

  NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

  LIABILITIES FROM SCHEDULES

    POST-PETITION

      CURRENT LIABILITIES

30      Salaries and wages                                                                                       $0
                                                                                                    ----------------
31      Payroll taxes                                                                                            $0
                                                                                                    ----------------
32      Real and personal property taxes                                                                         $0
                                                                                                    ----------------
33      Income taxes                                                                                             $0
                                                                                                    ----------------
34      Sales taxes                                                                                              $0
                                                                                                    ----------------
35      Notes payable (short term)                                                                               $0
                                                                                                    ----------------
36      Accounts payable (trade)                                                      A                          $0
                                                                                                    ----------------
37      Real property lease arrearage                                                                            $0
                                                                                                    ----------------
38      Personal property lease arrearage                                                                        $0
                                                                                                    ----------------
39      Accrued professional fees                                                                                $0
                                                                                                    ----------------
40      Current portion of long-term post-petition debt (due within 12 months)                                   $0
                                                                                                    ----------------
41      Other:                                                                                                   $0
               ------------------------------------------------                                     ----------------
42
        -------------------------------------------------------                                     ----------------
43
        -------------------------------------------------------                                     ----------------
44      TOTAL CURRENT LIABILITIES                                                                                $0
                                                                                                    ----------------
45    LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                       $0
                                                                                                    ----------------
46      TOTAL POST-PETITION LIABILITIES                                                                          $0
                                                                                                    ----------------
    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47      Secured claims                                                                F                          $0
                                                                                                    ----------------
48      Priority unsecured claims                                                     F                          $0
                                                                                                    ----------------
49      General unsecured claims                                                      F                          $0
                                                                                                    ----------------
50      TOTAL PRE-PETITION LIABILITIES                                                                           $0
                                                                                                    ----------------
51      TOTAL LIABILITIES                                                                                        $0
                                                                                                    ----------------
      EQUITY (DEFICIT)

52      Retained Earnings/(Deficit) at time of filing                                                            $0
                                                                                                    -----------------
53      Capital Stock                                                                                            $0
                                                                                                    -----------------
54      Additional paid-in capital                                                                               $0
                                                                                                    -----------------
55      Cumulative profit/(loss) since filing of case                                                            $0
                                                                                                    -----------------
56      Post-petition contributions/(distributions) or (draws)                                                   $0
                                                                                                    -----------------
57
             -------------------------------------------------------                                -----------------
58      Market value adjustment                                                                                  $0
                                                                                                    -----------------
59           TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                    -----------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                     $0
                                                                                                    =================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS       ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE                                PAST DUE
                                     [PRE AND POST PETITION]        [POST PETITION]                           POST PETITION DEBT
  0-30 Days                                        $0                           $0
                                         -------------         --------------------
  31-60 Days                                       $0                           $0
                                         -------------         --------------------
  61-90 Days                                       $0                           $0                                          $0
                                         -------------         --------------------                              --------------
  91+ Days                                         $0                           $0
                                         -------------         --------------------
  Total accounts receivable/payable                $0                           $0
                                         -------------         ====================
  Allowance for doubtful accounts                  $0
                                         -------------
  Accounts receivable (net)                        $0
                                         =============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD

                                 INVENTORY(IES)
                                   BALANCE AT
                                  END OF MONTH
                                                        INVENTORY BEGINNING OF MONTH                                        $0
                                                                                                                 --------------
                                                        Add -
  Retail/Restaurants -                                    Net purchase                                                      $0
                                                                                                                 --------------
    Product for resale                    $0              Direct labor                                                      $0
                                  -----------                                                                    --------------
                                                          Manufacturing overhead                                            $0
                                                                                                                 --------------
  Distribution -                                          Freight in                                                        $0
                                                                                                                 --------------
    Products for resale                   $0              Other:                                                            $0
                                  -----------                                                                    --------------

                                                        ---------------------------------------------------      --------------
  Manufacturer -
                                                        ---------------------------------------------------      --------------
    Raw Materials                         $0
                                  -----------
    Work-in-progress                      $0            Less -
                                  -----------
    Finished goods                        $0              Inventory End of Month                                            $0
                                  -----------                                                                    --------------
                                                          Shrinkage                                                         $0
                                                                                                                 --------------
  Other - Explain                         $0              Personal Use                                                      $0
                                  -----------                                                                    --------------

  --------------------------------
                                                         Cost of Goods Sold                                                 $0
  --------------------------------                                                                               ==============
      TOTAL                               $0
                                  ===========

  METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory used.
     Yes                     No
        ---------               ----------
  How often do you take a complete physical inventory?    Valuation methods -
                                                              FIFO cost
                                                                                          ------
    Weekly                                                    LIFO cost
                   ---------------                                                        ------
    Monthly                                                   Lower of cost or market
                   ---------------                                                        ------
    Quarterly                                                 Retail method
                   ---------------                                                        ------
    Semi-annually                                             Other
                   ---------------                                                        ------
    Annually                                                    Explain
                   ---------------
Date of last physical inventory was  Not Applicable
                                     --------------       ---------------------------------------------------------------------

                                                          ---------------------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ---------------      ---------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                  COST                   MARKET VALUE
                                                             ----                   ------------
   None                                                              $0                             $0
   -----------------------------                          --------------        -----------------------

   -----------------------------                          --------------        -----------------------

   -----------------------------                          --------------        -----------------------

   -----------------------------                          --------------        -----------------------

   -----------------------------                          --------------        -----------------------

   -----------------------------                          --------------        -----------------------
   Total                                                             $0                             $0
                                                          ==============        =======================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                  COST                   MARKET VALUE
                                                             ----                   ------------
Machinery & Equipment -
  None                                                               $0                             $0
  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------
  Total                                                              $0                             $0
                                                          ==============        =======================
Furniture & Fixtures -
  None                                                               $0                             $0
  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------
  Total                                                              $0                             $0
                                                          ==============        =======================
Office Equipment -
  None                                                               $0                             $0
  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------
  Total                                                              $0                             $0
                                                          ==============        =======================
Leasehold Improvements -
  None                                                               $0                             $0
  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------
  Total                                                              $0                             $0
                                                          ==============        =======================
Vehicles -
  None                                                               $0                             $0
  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------

  ------------------------------                          --------------        -----------------------
  Total                                                              $0                             $0
                                                          ==============        =======================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                  0-30 DAYS       31-60 DAYS       61-90 DAYS     91+ DAYS           TOTAL
                                               ---------       ----------       ----------     --------           -----
FEDERAL
  Income Tax Withholding                               $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  FICA - Employee                                      $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  FICA - Employer                                      $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Unemployment (FUTA)                                  $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Income                                               $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Other (Attach List)                                  $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
TOTAL FEDERAL TAXES                                    $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
STATE AND LOCAL

  Income Tax Withholding                               $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Unemployment (UT)                                    $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Disability Insurance (DI)                            $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Empl. Training Tax (ETT)                             $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Sales                                                $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Excise                                               $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Real property                                        $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Personal property                                    $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Income                                               $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
  Other (Attach List)                                  $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
TOTAL STATE & LOCAL TAXES                              $0                $0             $0           $0               $0
                                            --------------   ---------------  -------------  -----------       ----------
TOTAL TAXES                                            $0                $0             $0           $0               $0
                                            ==============   ===============  =============  ===========       ==========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
-------------------------------------------        CLAIMED    ALLOWED
                                                    AMOUNT   AMOUNT(b)
                                                   -------   --------
  Secured claims (a)                                    $0        $0
                                                   --------  --------
  Priority claims other than taxes                      $0        $0
                                                   --------  --------
  Priority tax claims                                   $0        $0
                                                   --------  --------
  General unsecured claims                              $0        $0
                                                   --------  --------

  (a)     List total amount of claims even if under secured.
  (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1      ACCOUNT 2      ACCOUNT 3    ACCOUNT 4
                                             ---------      ---------      ---------    ---------
Bank                                           None
                                        ---------------   -------------  ------------  ----------
Account Type
                                        ---------------   -------------  ------------  ----------
Account No.
                                        ---------------   -------------  ------------  ----------
Account Purpose
                                        ---------------   -------------  ------------  ----------
Balance, End of Month
                                        ---------------   -------------  ------------  ----------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02

                                                                                   Actual                Cumulative
                                                                                Current Month          (Case to Date)
                                                                                -------------          --------------
  CASH RECEIPTS
1   Rent/Leases Collected                                                                  $0                      $0
                                                                                --------------         ---------------
2   Cash Received from Sales                                                               $0                      $0
                                                                                --------------         ---------------
3   Interest Received                                                                      $0                      $0
                                                                                --------------         ---------------
4   Borrowings                                                                             $0                      $0
                                                                                --------------         ---------------
5   Funds from Shareholders, Partners, or Other Insiders                                   $0                      $0
                                                                                --------------         ---------------
6   Capital Contributions                                                                  $0                      $0
                                                                                --------------         ---------------
7
    -------------------------------------------------------------------         --------------         ---------------
8
    -------------------------------------------------------------------         --------------         ---------------
9
    -------------------------------------------------------------------         --------------         ---------------
10
    -------------------------------------------------------------------         --------------         ---------------
11
    -------------------------------------------------------------------         --------------         ---------------
12              TOTAL CASH RECEIPTS                                                        $0                      $0
                                                                                --------------         ---------------
    CASH DISBURSEMENTS
13  Payments for Inventory                                                                 $0                      $0
                                                                                --------------         ---------------
14  Selling                                                                                $0                      $0
                                                                                --------------         ---------------
15  Administrative                                                                         $0                      $0
                                                                                --------------         ---------------
16  Capital Expenditures                                                                   $0                      $0
                                                                                --------------         ---------------
17  Principal Payments on Debt                                                             $0                      $0
                                                                                --------------         ---------------
18  Interest Paid                                                                          $0                      $0
                                                                                --------------         ---------------
    Rent/Lease:
19              Personal Property                                                          $0                      $0
                                                                                --------------         ---------------
20              Real Property                                                              $0                      $0
                                                                                --------------         ---------------
    Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                                   $0                      $0
                                                                                --------------         ---------------
22              Draws                                                                      $0                      $0
                                                                                --------------         ---------------
23              Commissions/Royalties                                                      $0                      $0
                                                                                --------------         ---------------
24              Expense Reimbursements                                                     $0                      $0
                                                                                --------------         ---------------
25              Other                                                                      $0                      $0
                                                                                --------------         ---------------
26  Salaries/Commissions (less employee withholding)                                       $0                      $0
                                                                                --------------         ---------------
27  Management Fees                                                                        $0                      $0
                                                                                --------------         ---------------
    Taxes:
28              Employee Withholding                                                       $0                      $0
                                                                                --------------         ---------------
29              Employer Payroll Taxes                                                     $0                      $0
                                                                                --------------         ---------------
30              Real Property Taxes                                                        $0                      $0
                                                                                --------------         ---------------
31              Other Taxes                                                                $0                      $0
                                                                                --------------         ---------------
32  Other Cash Outflows:                                                                   $0                      $0
                                                                                --------------         ---------------
33
                -------------------------------------------------------         --------------         ---------------
34
                -------------------------------------------------------         --------------         ---------------
35
                -------------------------------------------------------         --------------         ---------------
36
                -------------------------------------------------------         --------------         ---------------
37
                -------------------------------------------------------         --------------         ---------------
38              TOTAL CASH DISBURSEMENTS:                                                  $0                      $0
                                                                                --------------         ---------------
39  NET INCREASE (DECREASE) IN CASH                                                        $0                      $0
                                                                                --------------         ---------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                      $0                      $0
                                                                                --------------         ---------------
41  CASH BALANCE, END OF PERIOD                                                            $0                      $0
                                                                                ==============         ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02

  CASH FLOWS FROM OPERATING ACTIVITIES                                                          ACTUAL             CUMULATIVE
                                                                                            CURRENT MONTH        (CASE TO DATE)
                                                                                           ----------------      ----------------
1   Cash Received from Sales                                                                            $0                    $0
                                                                                           ----------------      ----------------
2   Rent/Leases Collected                                                                               $0                    $0
                                                                                           ----------------      ----------------
3   Interest Received                                                                                   $0                    $0
                                                                                           ----------------      ----------------
4   Cash Paid to Suppliers                                                                              $0                    $0
                                                                                           ----------------      ----------------
5   Cash Paid for Selling Expenses                                                                      $0                    $0
                                                                                           ----------------      ----------------
6   Cash Paid for Administrative Expenses                                                               $0                    $0
                                                                                           ----------------      ----------------
    Cash Paid for Rents/Leases:
7            Personal Property                                                                          $0                    $0
                                                                                           ----------------      ----------------
8            Real Property                                                                              $0                    $0
                                                                                           ----------------      ----------------
9   Cash Paid for Interest                                                                              $0                    $0
                                                                                           ----------------      ----------------
10  Cash Paid for Net Payroll and Benefits                                                              $0                    $0
                                                                                           ----------------      ----------------
    Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                   $0                    $0
                                                                                           ----------------      ----------------
12           Draws                                                                                      $0                    $0
                                                                                           ----------------      ----------------
13           Commissions/Royalties                                                                      $0                    $0
                                                                                           ----------------      ----------------
14           Expense Reimbursements                                                                     $0                    $0
                                                                                           ----------------      ----------------
15           Other                                                                                      $0                    $0
                                                                                           ----------------      ----------------
    Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                       $0                    $0
                                                                                           ----------------      ----------------
17           Employee Withholdings                                                                      $0                    $0
                                                                                           ----------------      ----------------
18           Real Property Taxes                                                                        $0                    $0
                                                                                           ----------------      ----------------
19           Other Taxes                                                                                $0                    $0
                                                                                           ----------------      ----------------
20  Cash Paid for General Expenses                                                                      $0                    $0
                                                                                           ----------------      ----------------
21
    ----------------------------------------------------------------------------------     ----------------      ----------------
22
    ----------------------------------------------------------------------------------     ----------------      ----------------
23
    ----------------------------------------------------------------------------------     ----------------      ----------------
24
    ----------------------------------------------------------------------------------     ----------------      ----------------
25
    ----------------------------------------------------------------------------------     ----------------      ----------------
26
    ----------------------------------------------------------------------------------     ----------------      ----------------
27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                     $0                    $0
                                                                                           ----------------      ----------------
  CASH FLOWS FROM REORGANIZATION ITEMS

28  Interest Received on Cash Accumulated Due to Chp 11 Case                                            $0                    $0
                                                                                           ----------------      ----------------
29  Professional Fees Paid for Services in Connection with Chp 11 Case                                  $0                    $0
                                                                                           ----------------      ----------------
30  U.S. Trustee Quarterly Fees                                                                         $0                    $0
                                                                                           ----------------      ----------------
31
    ----------------------------------------------------------------------------------     ----------------      ----------------
32     NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                 $0                    $0
                                                                                           ----------------      ----------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                          $0                    $0
                                                                                           ----------------      ----------------
  CASH FLOWS FROM INVESTING ACTIVITIES

34  Capital Expenditures                                                                                $0                    $0
                                                                                           ----------------      ----------------
35  Proceeds from Sales of Capital Goods due to Chp 11 Case                                             $0                    $0
                                                                                           ----------------      ----------------
36
    ----------------------------------------------------------------------------------     ----------------      ----------------
37     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                 $0                    $0
                                                                                           ----------------      ----------------
  CASH FLOWS FROM FINANCING ACTIVITIES

38  Net Borrowings (Except Insiders)                                                                    $0                    $0
                                                                                           ----------------      ----------------
39  Net Borrowings from Shareholders, Partners, or Other Insiders                                       $0                    $0
                                                                                           ----------------      ----------------
40  Capital Contributions                                                                               $0                    $0
                                                                                           ----------------      ----------------
41  Principal Payments                                                                                  $0                    $0
                                                                                           ----------------      ----------------
42
    ----------------------------------------------------------------------------------     ----------------      ----------------
43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                 $0                    $0
                                                                                           ----------------      ----------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                $0                    $0
                                                                                           ----------------      ----------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                     $0                    $0
                                                                                           ----------------      ----------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                           $0                    $0
                                                                                           ================      ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.      CASE NO.  01-53302

                                   CHAPTER 11
                                   MONTHLY OPERATING REPORT
                                   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

          MONTH ENDED: May-02                        PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
                                                                          -----
          Dollars reported in    $1
                                 --

                                                                              END OF CURRENT       END OF PRIOR     AS OF PETITION
2.        ASSET AND LIABILITY STRUCTURE                                           MONTH                MONTH             FILING
                                                                              -------------        ------------     --------------
          a.  Current Assets                                                           $0                   $0
                                                                              --------------       ------------
          b.  Total Assets                                                             $0                    $0               $0
                                                                              --------------       -------------     ------------
          c.  Current Liabilities                                                      $0                    $0
                                                                              --------------       -------------
          d.  Total Liabilities                                                        $0                    $0               $0
                                                                              --------------       -------------     -----------

                                                                                                                     CUMULATIVE
3.        STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH     (CASE TO DATE)
                                                                               -------------        -----------     -------------
          a.  Total Receipts                                                            $0                    $0              $0
                                                                              -------------       ---------------    -----------
          b.  Total Disbursements                                                       $0                    $0              $0
                                                                              -------------       ---------------    -----------
          c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                    $0              $0
                                                                              -------------       ---------------    -----------
          d.  Cash Balance Beginning of Month                                           $0                    $0              $0
                                                                              -------------       ---------------    -----------
          e.  Cash Balance End of Month (c + d)                                         $0                    $0              $0
                                                                              -------------       ---------------    -----------

                                                                                                                     CUMULATIVE
                                                                               CURRENT MONTH        PRIOR MONTH     (CASE TO DATE)
                                                                               -------------        -----------     -------------
4.        PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 $0                   $0              $0
                                                                              --------------       --------------    -----------
5.        ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0                   $0
                                                                              --------------       --------------
6.        POST-PETITION LIABILITIES                                                      $0                   $0
                                                                              --------------       --------------
7.        PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0                   $0
                                                                              --------------       --------------

AT THE END OF THIS REPORTING MONTH:                                                                        YES             NO
                                                                                                           ---             --
8.        Have any payments been made on pre-petition debt, other than payments in the normal                              X
          course to secured creditors or lessors? (if yes, attach listing including date of                -----         -----
          payment, amount of payment and name of payee)

9.        Have any payments been made to professionals?  (if yes, attach listing including date of                         X
          payment, amount of payment and name of payee)                                                    -----         -----

10.       If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                           -----         -----
11.       Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
          attach listing including date of payment, amount and reason for payment, and name of payee)      -----         -----

12.       Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                           -----         -----
13.       Are a plan and disclosure statement on file?                                                       X (1)
                                                                                                           -----         -----
14.       Was there any post-petition borrowing during this reporting period?                                              X
                                                                                                           -----         -----
15.       Check if paid: Post-petition taxes___;  U.S. Trustee Quarterly Fees__;  Check if filing is current for: Post-petition
          tax reporting and tax returns:    ___.

          (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 06/19/02                                /s/ EUGENE A. REILLY
     ----------------------                   ----------------------------------
                                              Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 05/31/02

              CURRENT MONTH
---------------------------------------------
   ACTUAL           FORECAST         VARIANCE                                                     CUMULATIVE          NEXT MONTH
   ------           --------         --------                                                   (CASE TO DATE)         FORECAST
                                                                                                -------------        ------------
                                                       REVENUES:
           $0               $0               $0    1   Gross Sales                                          $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    2   less: Sales Returns & Allowances                     $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    3   Net Sales                                            $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    4   less: Cost of Goods Sold (Schedule 'B')              $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    5   Gross Profit                                         $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    6   Interest                                             $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0    7   Other Income:                                        $0                  $0
--------------    -------------    -------------                    --------------------        ---------------   -----------------
                                                   8
--------------    -------------    -------------     -----------------------------------        ---------------   -----------------
                                                   9
--------------    -------------    -------------     -----------------------------------        ---------------   -----------------
           $0               $0               $0   10       TOTAL REVENUES                                   $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                     EXPENSES:
           $0               $0               $0   11   Compensation to Owner(s)/Officer(s)                  $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   12   Salaries                                             $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   13   Commissions                                          $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   14   Contract Labor                                       $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                       Rent/Lease:
           $0               $0               $0   15       Personal Property                                $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   16       Real Property                                    $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   17   Insurance                                            $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   18   Management Fees                                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   19   Depreciation                                         $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                       Taxes:
           $0               $0               $0   20       Employer Payroll Taxes                           $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   21       Real Property Taxes                              $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   22       Other Taxes                                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   23   Other Selling                                        $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   24   Other Administrative                                 $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   25   Interest                                             $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   26   Other Expenses:                                      $0                  $0
--------------    -------------    -------------                      ---------------------     ---------------   -----------------
           $0               $0               $0   27                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   28                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   29                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   30                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   31                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   32                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   33                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   34                                                        $0                  $0
--------------    -------------    -------------     --------------------------------------     ---------------   -----------------
           $0               $0               $0   35       TOTAL EXPENSES                                   $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   36 SUBTOTAL                                               $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
                                                     REORGANIZATION ITEMS:
           $0               $0               $0   37   Professional Fees                                    $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   38   Provisions for Rejected
                                                       Executory Contracts                                  $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   39   Interest Earned on Accumulated
                                                       Cash from Resulting Chp 11 Case                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   40   Gain or (Loss) from Sale of Equipment                $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   41   U.S. Trustee Quarterly Fees                          $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   42                                                        $0                  $0
--------------    -------------    -------------     -------------------------------------      ---------------   -----------------
           $0               $0               $0   43        TOTAL REORGANIZATION ITEMS                      $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   44  NET PROFIT (LOSS) BEFORE FEDERAL &
                                                      STATE TAXES                                           $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   45   Federal & State Income Taxes                         $0                  $0
--------------    -------------    -------------                                                ---------------   -----------------
           $0               $0               $0   46 NET PROFIT (LOSS)                                      $0                  $0
==============    =============    =============                                                ===============   =================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/31/02

     ASSETS

                                                                     FROM SCHEDULES               MARKET VALUE
                                                                     --------------               ------------
     CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                                               $0
                                                                                           ---------------------------
 2          Cash and cash equivalents - restricted                                                                 $0
                                                                                           ---------------------------
 3          Accounts receivable (net)                                       A                                      $0
                                                                                           ---------------------------
 4          Inventory                                                       B                                      $0
                                                                                           ---------------------------
 5          Prepaid expenses                                                                                       $0
                                                                                           ---------------------------
 6          Professional retainers                                                                                 $0
                                                                                           ---------------------------
 7          Other:                                                                                                 $0
                  ---------------------------------------------                            ---------------------------
 8
            ---------------------------------------------------                            ---------------------------

 9                     TOTAL CURRENT ASSETS                                                                        $0
                                                                                           ---------------------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)

10          Real property                                                   C                                      $0
                                                                                           ---------------------------
11          Machinery and equipment                                         D                                      $0
                                                                                           ---------------------------
12          Furniture and fixtures                                          D                                      $0
                                                                                           ---------------------------
13          Office equipment                                                D                                      $0
                                                                                           ---------------------------
14          Leasehold improvements                                          D                                      $0
                                                                                           ---------------------------
15          Vehicles                                                        D                                      $0
                                                                                           ---------------------------
16          Other:                                                          D                                      $0
                       ---------------------------------------------                       ---------------------------
17                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
18                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
19                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------
20                                                                          D                                      $0
            --------------------------------------------------------                       ---------------------------

21                     TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                           ---------------------------
     OTHER ASSETS

22          Loans to shareholders                                                                                  $0
                                                                                           ---------------------------
23          Loans to affiliates                                                                                    $0
                                                                                           ---------------------------
24
            --------------------------------------------------------                       ---------------------------
25
            --------------------------------------------------------                       ---------------------------
26
            --------------------------------------------------------                       ---------------------------
27
            --------------------------------------------------------                       ---------------------------
28                     TOTAL OTHER ASSETS                                                                          $0
                                                                                           ---------------------------
29                     TOTAL ASSETS                                                                                $0
                                                                                           ===========================

     NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

        POST-PETITION

          CURRENT LIABILITIES

30          Salaries and wages                                                                                    $0
                                                                                           --------------------------
31          Payroll taxes                                                                                         $0
                                                                                           --------------------------
32          Real and personal property taxes                                                                      $0
                                                                                           --------------------------
33          Income taxes                                                                                          $0
                                                                                           --------------------------
34          Sales taxes                                                                                           $0
                                                                                           --------------------------
35          Notes payable (short term)                                                                            $0
                                                                                           --------------------------
36          Accounts payable (trade)                                        A                                     $0
                                                                                           --------------------------
37          Real property lease arrearage                                                                         $0
                                                                                           --------------------------
38          Personal property lease arrearage                                                                     $0
                                                                                           --------------------------
39          Accrued professional fees                                                                             $0
                                                                                           --------------------------
40          Current portion of long-term post-petition debt (due
            within 12 months)                                                                                     $0
                                                                                           --------------------------
41          Other:                                                                                                $0
                  -------------------------------------------------                        --------------------------
42
            -------------------------------------------------------                        --------------------------
43
            -------------------------------------------------------                        --------------------------
44          TOTAL CURRENT LIABILITIES                                                                             $0
                                                                                           --------------------------
45      LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                      $0
                                                                                           --------------------------
46          TOTAL POST-PETITION LIABILITIES                                                                       $0
                                                                                           --------------------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47          Secured claims                                                  F                                     $0
                                                                                           --------------------------
48          Priority unsecured claims                                       F                                     $0
                                                                                           --------------------------
49          General unsecured claims                                        F                                     $0
                                                                                           --------------------------
50          TOTAL PRE-PETITION LIABILITIES                                                                        $0
                                                                                           --------------------------
51          TOTAL LIABILITIES                                                                                     $0
                                                                                           --------------------------
     EQUITY (DEFICIT)
52      Retained Earnings/(Deficit) at time of filing                                                             $0
                                                                                           --------------------------
53      Capital Stock                                                                                             $0
                                                                                           --------------------------
54      Additional paid-in capital                                                                                $0
                                                                                           --------------------------
55      Cumulative profit/(loss) since filing of case                                                             $0
                                                                                           --------------------------
56      Post-petition contributions/(distributions) or (draws)                                                    $0
                                                                                           --------------------------
57
            ------------------------------------------------------                         --------------------------
58          Market value adjustment                                                                               $0
                                                                                           --------------------------
59                     TOTAL EQUITY (DEFICIT)                                                                     $0
                                                                                           --------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                       $0
                                                                                           ==========================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                               ACCOUNTS RECEIVABLE             ACCOUNTS PAYABLE                   PAST DUE
RECEIVABLES AND PAYABLES AGINGS              [PRE AND POST PETITION]          [POST PETITION]               POST PETITION DEBT
                                             -----------------------          ---------------               ------------------
      0-30 Days                                                 $0                             $0
                                              ---------------------       ------------------------
      31-60 Days                                                $0                             $0
                                              ---------------------       ------------------------
      61-90 Days                                                $0                             $0                            $0
                                              ---------------------       ------------------------           -------------------
      91+ Days                                                  $0                             $0
                                              ---------------------       ------------------------
      Total accounts receivable/payable                         $0                             $0
                                              ---------------------       ========================
      Allowance for doubtful accounts                           $0
                                              ---------------------
      Accounts receivable (net)                                 $0
                                              =====================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                     COST OF GOODS SOLD
----------------------------------                     ------------------

                            INVENTORY(IES)
                              BALANCE AT
                             END OF MONTH
                             ------------
                                               INVENTORY BEGINNING OF MONTH                           $0
                                                                                      -------------------
                                               Add -
Retail/Restaurants -                             Net purchase                                         $0
                                                                                      -------------------
  Product for resale                    $0       Direct labor                                         $0
                           ----------------                                           -------------------
                                                 Manufacturing overhead                               $0
                                                                                      -------------------
Distribution -                                   Freight in                                           $0
                                                                                      -------------------
  Products for resale                   $0       Other:                                               $0
                           ----------------                                           -------------------

                                                  -----------------------------       -------------------

                                                  -----------------------------       -------------------
Manufacturer -
  Raw Materials                         $0
                           ----------------
  Work-in-progress                      $0     Less -
                           ----------------
  Finished goods                        $0       Inventory End of Month                               $0
                                                                                      -------------------
                                                 Shrinkage                                            $0
                                                                                      -------------------
Other - Explain                         $0       Personal Use                                         $0
                           ----------------                                           -------------------

-------------------------
                                                 Cost of Goods Sold                                   $0
-------------------------                                                             ===================
    TOTAL                               $0
                           ================


METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.

          Yes                No
              --------          ---------

How often do you take a complete physical inventory?            Valuation methods -

                                                                  FIFO cost
                                                                                                 ----
  Weekly                                                          LIFO cost
                              ----------                                                         ----
  Monthly                                                         Lower of cost or market
                              ----------                                                         ----
  Quarterly                                                       Retail method
                              ----------                                                         ----
  Semi-annually                                                   Other
                              ----------                                                         ----
  Annually                                                        Explain
                              ----------                                                         ----

Date of last physical inventory was   Not Applicable
                                      ---------------           --------------------------------------

                                                                --------------------------------------
Date of next physical inventory is    Not Applicable
                                      ---------------           --------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                  COST               MARKET VALUE
                                                                             ----               ------------
        None                                                                        $0                    $0
        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------

        ------------------------------                                 ----------------       ---------------
        Total                                                                       $0                    $0
                                                                       ================       ===============


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                 COST              MARKET VALUE
                                                                            ----              ------------
Machinery & Equipment -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Furniture & Fixtures -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Office Equipment -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Leasehold Improvements -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================
Vehicles -
         None                                                                      $0                     $0
         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------

         -----------------------------                                 ---------------     ------------------
         Total                                                                     $0                     $0
                                                                       ===============     ==================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS         31-60 DAYS        61-90 DAYS         91+ DAYS               TOTAL
                                          ---------         ----------        ----------         --------               -----
FEDERAL
          Income Tax Withholding                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          FICA - Employee                          $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          FICA - Employer                          $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Unemployment (FUTA)                      $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Income                                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Other (Attach List)                      $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL FEDERAL TAXES                                $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
STATE AND LOCAL
          Income Tax Withholding                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Unemployment (UT)                        $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Disability Insurance (DI)                $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Empl. Training Tax (ETT)                 $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Sales                                    $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Excise                                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Real property                            $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Personal property                        $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Income                                   $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
          Other (Attach List)                      $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL STATE & LOCAL TAXES                          $0                 $0               $0                 $0                     $0
                                       ---------------  -----------------   --------------   ----------------     ------------------
TOTAL TAXES                                        $0                 $0               $0                 $0                     $0
                                       ===============  =================   ==============   ================     ==================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                   CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                        AMOUNT                   AMOUNT (b)
-------------------------------------------                        ------                   ----------
  Secured claims  (a)                                                        $0                         $0
                                                             -------------------      ---------------------
  Priority claims other than taxes                                           $0                         $0
                                                             -------------------      ---------------------
  Priority tax claims                                                        $0                         $0
                                                             -------------------      ---------------------
  General unsecured claims                                                   $0                         $0
                                                             -------------------      ---------------------

(a)     List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                              ACCOUNT 1         ACCOUNT 2        ACCOUNT 3        ACCOUNT 4
                                              ---------         ---------        ---------        ---------
Bank                                               None
                                          ----------------    ---------------   -------------   -------------
Account Type
                                          ----------------    ---------------   -------------   -------------
Account No.
                                          ----------------    ---------------   -------------   -------------
Account Purpose
                                          ----------------    ---------------   -------------   -------------
Balance, End of Month
                                          ----------------    ---------------   -------------   -------------
Total Funds on Hand for all Accounts                   $0
                                          ================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02


                                                                                Actual                       Cumulative
                                                                            Current Month                  (Case to Date)
                                                                            -------------                  --------------
     CASH RECEIPTS
1      Rent/Leases Collected                                                              $0                            $0
                                                                         --------------------             -----------------
2      Cash Received from Sales                                                           $0                            $0
                                                                         --------------------             -----------------
3      Interest Received                                                                  $0                            $0
                                                                         --------------------             -----------------
4      Borrowings                                                                         $0                            $0
                                                                         --------------------             -----------------
5      Funds from Shareholders, Partners, or Other Insiders                               $0                            $0
                                                                         --------------------             -----------------
6      Capital Contributions                                                              $0                            $0
                                                                         --------------------             -----------------
7
       ---------------------------------------------------------         --------------------             -----------------
8
       ---------------------------------------------------------         --------------------             -----------------
9
       ---------------------------------------------------------         --------------------             -----------------
10
       ---------------------------------------------------------         --------------------             -----------------
11
       ---------------------------------------------------------         --------------------             -----------------
12             TOTAL CASH RECEIPTS                                                        $0                            $0
                                                                         --------------------             -----------------
     CASH DISBURSEMENTS
13     Payments for Inventory                                                             $0                            $0
                                                                         --------------------             -----------------
14     Selling                                                                            $0                            $0
                                                                         --------------------             -----------------
15     Administrative                                                                     $0                            $0
                                                                         --------------------             -----------------
16     Capital Expenditures                                                               $0                            $0
                                                                         --------------------             -----------------
17     Principal Payments on Debt                                                         $0                            $0
                                                                         --------------------             -----------------
18     Interest Paid                                                                      $0                            $0
                                                                         --------------------             -----------------
       Rent/Lease:
19             Personal Property                                                          $0                            $0
                                                                         --------------------             -----------------
20             Real Property                                                              $0                            $0
                                                                         --------------------             -----------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                   $0                            $0
                                                                         --------------------             -----------------
22             Draws                                                                      $0                            $0
                                                                         --------------------             -----------------
23             Commissions/Royalties                                                      $0                            $0
                                                                         --------------------             -----------------
24             Expense Reimbursements                                                     $0                            $0
                                                                         --------------------             -----------------
25             Other                                                                      $0                            $0
                                                                         --------------------             -----------------
26     Salaries/Commissions (less employee withholding)                                   $0                            $0
                                                                         --------------------             -----------------
27     Management Fees                                                                    $0                            $0
                                                                         --------------------             -----------------
       Taxes:
28             Employee Withholding                                                       $0                            $0
                                                                         --------------------             -----------------
29             Employer Payroll Taxes                                                     $0                            $0
                                                                         --------------------             -----------------
30             Real Property Taxes                                                        $0                            $0
                                                                         --------------------             -----------------
31             Other Taxes                                                                $0                            $0
                                                                         --------------------             -----------------
32     Other Cash Outflows:                                                               $0                            $0
                                                                         --------------------             -----------------
33
       ---------------------------------------------------------         --------------------             -----------------
34
       ---------------------------------------------------------         --------------------             -----------------
35
       ---------------------------------------------------------         --------------------             -----------------
36
       ---------------------------------------------------------         --------------------             -----------------
37
       ---------------------------------------------------------         --------------------             -----------------
38             TOTAL CASH DISBURSEMENTS:                                                  $0                            $0
                                                                         --------------------             -----------------
39    NET INCREASE (DECREASE) IN CASH                                                     $0                            $0
                                                                         --------------------             -----------------
40    CASH BALANCE, BEGINNING OF PERIOD                                                   $0                            $0
                                                                         --------------------             -----------------
41    CASH BALANCE, END OF PERIOD                                                         $0                            $0
                                                                         ====================             =================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/02

                                                                                                 ACTUAL            CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH       (CASE TO DATE)
      ------------------------------------                                                   -------------       --------------
1        Cash Received from Sales                                                                         $0                 $0
                                                                                            -----------------    ---------------
2        Rent/Leases Collected                                                                            $0                 $0
                                                                                            -----------------    ---------------
3        Interest Received                                                                                $0                 $0
                                                                                            -----------------    ---------------
4        Cash Paid to Suppliers                                                                           $0                 $0
                                                                                            -----------------    ---------------
5        Cash Paid for Selling Expenses                                                                   $0                 $0
                                                                                            -----------------    ---------------
6        Cash Paid for Administrative Expenses                                                            $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid for Rents/Leases:
7              Personal Property                                                                          $0                 $0
                                                                                            -----------------    ---------------
8              Real Property                                                                              $0                 $0
                                                                                            -----------------    ---------------
9        Cash Paid for Interest                                                                           $0                 $0
                                                                                            -----------------    ---------------
10       Cash Paid for Net Payroll and Benefits                                                           $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid to Owner(s)/Officer(s)
11             Salaries                                                                                   $0                 $0
                                                                                            -----------------    ---------------
12             Draws                                                                                      $0                 $0
                                                                                            -----------------    ---------------
13             Commissions/Royalties                                                                      $0                 $0
                                                                                            -----------------    ---------------
14             Expense Reimbursements                                                                     $0                 $0
                                                                                            -----------------    ---------------
15             Other                                                                                      $0                 $0
                                                                                            -----------------    ---------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.
16             Employer Payroll Tax                                                                       $0                 $0
                                                                                            -----------------    ---------------
17             Employee Withholdings                                                                      $0                 $0
                                                                                            -----------------    ---------------
18             Real Property Taxes                                                                        $0                 $0
                                                                                            -----------------    ---------------
19             Other Taxes                                                                                $0                 $0
                                                                                            -----------------    ---------------
20       Cash Paid for General Expenses                                                                   $0                 $0
                                                                                            -----------------    ---------------
21
         -------------------------------------------------------------------------------    -----------------    ---------------
22
         -------------------------------------------------------------------------------    -----------------    ---------------
23
         -------------------------------------------------------------------------------    -----------------    ---------------
24
         -------------------------------------------------------------------------------    -----------------    ---------------
25
         -------------------------------------------------------------------------------    -----------------    ---------------
26
         -------------------------------------------------------------------------------    -----------------    ---------------

27             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION
                 ITEMS                                                                                    $0                 $0
                                                                                            -----------------    ---------------
       CASH FLOWS FROM REORGANIZATION ITEMS
28       Interest Received on Cash Accumulated Due to Chp 11 Case                                         $0                 $0
                                                                                            -----------------    ---------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case                               $0                 $0
                                                                                            -----------------    ---------------
30       U.S. Trustee Quarterly Fees                                                                      $0                 $0
                                                                                            -----------------    ---------------
31
         -------------------------------------------------------------------------------    -----------------    ---------------
32             NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                 $0
                                                                                            -----------------    ---------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                 $0
                                                                                            -------------------- --------------
       CASH FLOWS FROM INVESTING ACTIVITIES
34       Capital Expenditures                                                                             $0                 $0
                                                                                            -----------------    ---------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0                 $0
                                                                                            -----------------    ---------------
36
         -------------------------------------------------------------------------------    -----------------    ---------------
37             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                 $0
                                                                                            -----------------    ---------------
       CASH FLOWS FROM FINANCING ACTIVITIES
38       Net Borrowings (Except Insiders)                                                                 $0                 $0
                                                                                            -----------------    ---------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0                 $0
                                                                                            -----------------    ---------------
40       Capital Contributions                                                                            $0                 $0
                                                                                            -----------------    ---------------
41       Principal Payments                                                                               $0                 $0
                                                                                            -----------------    ---------------
42
         -------------------------------------------------------------------------------    -----------------    ---------------
43             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                 $0
                                                                                            -----------------    ---------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                 $0
                                                                                            ------------------   ----------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                    $0                 $0
                                                                                            ------------------   ----------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                 $0
                                                                                            ==================   ================